SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                    of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]      Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]      Definitive Information Statement

                             MB Software Corporation
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]      No fee required.
[X]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies: Common Stock

         2)       Aggregate number of securities to which  transaction  applies:
         9,000,000

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
         One-fiftieth of one percent of $1,125,000

         4)       Proposed maximum aggregate value of transaction: $1,125,000

         5)       Total Fee Paid: $225.00

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                             MB SOFTWARE CORPORATION
                       2225 E. RANDOL MILL ROAD, SUITE 305
                           ARLINGTON, TEXAS 76011-6306

                                January 30, 2002



Dear Shareholder:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of MB Software Corporation, a Colorado corporation (the "Company"), will be held at the offices of the Company at 2225 E. Randol Mill Road, Suite 305, Arlington, Texas, on February 11, 2002, at 10:00 a.m., local time, or at such other times and places to which the Meeting may be adjourned. The attached Notice of Annual Meeting and Information Statement fully describe the formal business to be transacted at the Meeting, which includes the election of six members of the Board of Directors, the approval of the Restructure and
Settlement Agreement with Imagine Investments, Inc. (the "Settlement Agreement"), and the transactions set forth in the Agreement, the approval of the reincorporation of the Company as a Texas corporation under the name eAppliance Innovations, Inc., and such other matters that shall properly come before the Meeting or any adjournments thereof. We have enclosed a copy of the Company's Annual Report for the fiscal year ended December 31, 2000 and Quarterly Report for the fiscal quarter ended September 30, 2001.

         The Company's Directors and officers will be present to help host the Meeting and to respond to any questions that our shareholders may have. I hope that you will be able to attend.

         The Company's Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interest of the Company and its shareholders and unanimously recommends a vote "FOR" each such matter.

On behalf of your Board of Directors, thank you for your support.

                                           Sincerely,




                                           Scott A. Haire
                                           Chairman of the Board,
                                           Chief Executive Officer and President

                             MB SOFTWARE CORPORATION
                       2225 E. RANDOL MILL ROAD, SUITE 305
                           ARLINGTON, TEXAS 76011-6306

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 11, 2002

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of MB Software Corporation, a Colorado corporation (the "Company"), will be held at the offices of the Company at 2225 E. Randol Mill Road, Suite 305, Arlington, Texas, on February 11, 2002, at 10:00 a.m., local time, or at such other times and places to which the Meeting may be adjourned.

         The Meeting is for the following purposes:

         (1) To elect six members of the Board of Directors for the term of office stated in the Information Statement.

         (2)      To  consider  and  approve  the   Restructure  and  Settlement
Agreement with Imagine Investments, Inc. (the "Settlement Agreement"), and the transactions set forth in the Settlement Agreement.

         (3) To consider and approve the merger of the Company with a wholly-owned subsidiary to effect the reincorporation of the Company as a Texas corporation under the name eAppliance Innovations, Inc.

         (4) To transact any other business that may properly come before the Meeting or any adjournments thereof.

         The close of business on December 13, 2001, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open to the examination of any shareholder during ordinary business hours at the offices of the Company at 2225 E. Randol Mill Road, Suite 305, Arlington, Texas.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


         Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Information Statement.


                                              By Order of the Board of Directors



                                              Lucy J. Singleton
                                              Secretary
Arlington, Texas
January 30, 2002

                             MB SOFTWARE CORPORATION
                       2225 E. RANDOL MILL ROAD, SUITE 305
                           ARLINGTON, TEXAS 76011-6306

                              INFORMATION STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 11, 2002

         This Information Statement is being first mailed on January 30, 2002, to shareholders of MB Software Corporation, a Colorado corporation (the "Company"), by the Board of Directors for use at the Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m., local time, on February 11, 2002, at the offices of the Company at 2225 E. Randol Mill Road, Suite 305, Arlington, Texas, or at such other times and places to which the Meeting may be adjourned (the "Meeting Date").

         The purpose of the Meeting is to consider and act upon (i) the election of six members of the Board of Directors for the term of office stated in this Information Statement (the "Election"); (ii) the Restructure and Settlement Agreement with Imagine Investments, Inc. (the "Settlement Agreement"), and the transactions set forth in the Settlement Agreement (the "Sale"); (iii) the merger of the Company with a wholly-owned subsidiary to effect the reincorporation of the Company as a Texas corporation under the name eAppliance Innovations, Inc. (the "Reincorporation"); and (v) such other matters as may properly come before the Meeting or any adjournments thereof. A representative from Weaver and Tidwell, LLP, our independent public accountants, will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and to answer any appropriate questions from shareholders.

                                   RECORD DATE

         The record date for determining the shareholders entitled to vote at the Meeting was the close of business on December 13, 2001 (the "Record Date"), at which time the Company had issued and outstanding 72,991,971 shares of Common Stock, par value $.001 per share ("Common Stock") and 340,000 shares of Series A Cumulative Convertible Participating Preferred Stock, par value $10.00 per share ("Series A Preferred Stock"). The shares of Common Stock and Series A Preferred Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.

                            SUMMARY TERM SHEET - SALE

         This summary term sheet relates to the Sale discussed in more detail below under the section entitled "Proposal II - Restructure and Settlement." Neither this summary nor the discussion under Proposal II below contains all of the information that is important to you. You should carefully read the entire Information Statement and the Settlement Agreement to fully understand the Sale. The Settlement Agreement is attached to this Information Statement as Exhibit A. We encourage you to read the Settlement Agreement, as it is the legal document that governs the Sale. A more detailed discussion of the summary terms set forth below is included in this Information Statement under Proposal II. (See p. 12 of this Information Statement)

Proposed Acquisition

         Shareholder Vote. You are being asked to vote to approve a settlement transaction whereby we will sell to Imagine Investments, Inc., a Delaware corporation ("Imagine") either (a) our medical clinic business, plus 4,500,000 shares of Common Stock, or at Imagine's discretion, (b) no assets and 9,000,000 shares of Common Stock (See p. 12 of this Information Statement).

         The Acquiror. Imagine is a wholly owned subsidiary of Stone Investments, Inc., which in turn is a subsidiary of Stone Capital, Inc., a corporation with, on a consolidated basis, over $3 billion in assets. Imagine is a holding company with investments in the healthcare industry and building materials industry. Imagine is acquiring, through a wholly-owned subsidiary, XHI2, Inc., a Delaware corporation ("XHI"), either (a) our medical clinic business, plus 4,500,000 shares of Common Stock, or, at Imagine's discretion,
(b) no assets and 9,000,000 shares of Common Stock.

         Consideration to the Company. The consideration payable by Imagine to us for the assets and Common Stock (or alternatively, just Common Stock) will consist of:

         - the surrender of $800,000 in principal amount of promissory notes, plus all accrued but unpaid interest thereon, payable by the Company and Healthcare Innovations, LLC ("HI"), a wholly owned subsidiary of the Company, to Imagine;

         - the surrender of all past due interest payable under a promissory note with a principal amount of $1,400,000;

         - the surrender of 340,000 shares of our Series A Preferred Stock including all accrued but unpaid dividends and interest thereon; and

         - the right to participate, through a post closing reduction in the number of shares of our Common Stock issued to Imagine in the Sale, in the proceeds of a subsequent sale by Imagine of the medical clinics business (See p. 12 of this Information Statement).

Covenants

         Until the closing of the transactions set forth in the Settlement Agreement are either consummated or terminated, we have agreed operate our medical clinics business only in the ordinary course of business. Additionally, if the transactions are consummated we have agreed not to own or operate any medical practice or related facility for a period of five (5) years after the closing date (See p. 14 of this Information Statement).

Conditions To Completing the Sale

         The completion of the Sale depends on a number of conditions listed in the Settlement Agreement being met, including the approval of the Restructure and Settlement and the Sale by our shareholders (See p. 14 of this Information Statement).

Indemnification and Survival

         We have agreed to indemnify Imagine for damages arising from any breach of our representations, warranties or covenants in the Settlement Agreement or related transaction documents, and Imagine has agreed to indemnify us for damages arising from any breach of their representations, warranties or covenants in the Settlement Agreement or related transaction documents. Both parties' representations and warranties in the Settlement Agreement will survive the closing for a period of 12 months (See p. 15 of this Information Statement).

Unanimous Board Recommendation

         Our  Board  of  Directors  has  unanimously   approved  the  Settlement
Agreement and recommends that our shareholders vote FOR the Settlement Agreement and the Sale.

         We have been advised that shareholders owning an aggregate of at least 37,703,322 shares of Common Stock (constituting approximately 51.65% of the issued and outstanding shares of Common Stock as of December 13, 2001) and all shares of Series A Preferred Stock intend to vote FOR the Settlement Agreement, thereby assuring the approval of the Sale.

                      SUMMARY TERM SHEET - REINCORPORATION

         This summary term sheet relates to the Reincorporation discussed in more detail below under the section entitled "Proposal III - Reincorporation." Neither this summary nor the discussion under Proposal III below contains all of the information that is important to you. You should carefully read the entire Information Statement and the Plan of Merger between the Company and eAppliance Innovations, Inc., a Texas corporation and wholly owned subsidiary of the Company ("eAppliance"), to fully understand the Reincorporation. The Plan of Merger is attached to this Information Statement as Exhibit B. We encourage you to read the Plan of Merger, as it is the legal document that governs the Reincorporation. A more detailed discussion of the summary terms set forth below is included in this Information Statement under Proposal III (See p. of this Information Statement).

Proposed Merger

         Shareholder Vote. You are being asked to vote to approve a merger transaction whereby we will merge with eAppliance and become a Texas corporation (the "Merger"). Your rights as a shareholder of eAppliance will remain substantially the same as your current rights as a holder of our Common Stock (See p. of this Information Statement).

         The  Acquiror.  eAppliance  was formed on December 13, 2001 as a wholly
owned   subsidiary  of  the  Company   specifically   for  the  purpose  of  the
Reincorporation.

         Consideration our Shareholders. Holders of our Common Stock will receive one share of common stock of eAppliance for each share of Common Stock they hold at the time of the Merger. Any options to purchase shares of Common Stock that are outstanding immediately prior to the Merger will be converted in to options to purchase shares of eAppliance common stock at the time of the Merger (See p. of this Information Statement).

         Management of eAppliance after the Merger. All of our officers and directors will become officers and directors of eAppliance after the Merger.

Conditions To Completing the Merger

         The completion of the Merger depends on obtaining the approval of the Merger by our shareholders (See p. of this Information Statement).

Unanimous Board Recommendation

         The Board of Directors has unanimously approved the Merger and recommends that our shareholders vote FOR the Merger.

         We have been advised that shareholders owning an aggregate of at least 37,703,322 shares of Common Stock (constituting approximately 51.65% of the issued and outstanding shares of Common Stock as of December 13, 2001) and all shares of Series A Preferred Stock intend to vote For the Reincorporation, thereby assuring the approval of the Merger.

                                TABLE OF CONTENTS

INFORMATION STATEMENT FOR ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD February 11, 2002...................................2
RECORD DATE.................................................................2
SUMMARY TERM SHEET - SALE...................................................2
         Proposed Acquisition...............................................3
         Covenants..........................................................3
         Conditions to Completing the Sale..................................4
         Indemnification and Survival.......................................4
         Unanimous Board Recommendation.....................................4
SUMMARY TERM SHEET - REINCORPORATION........................................4
         Proposed Merger....................................................4
         Conditions to Completing the Merger................................5
         Unanimous Board Recommendation.....................................5
TABLE OF CONTENTS...........................................................5
QUORUM AND VOTING...........................................................7
DISSENTER'S RIGHTS..........................................................7
PROPOSAL I - ELECTION OF DIRECTORS..........................................7

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS...........................9
PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP.............................9
SUMMARY COMPENSATION TABLE.................................................11
OPTION GRANTS IN 2001......................................................11
OPTION EXERCISED DURING FISCAL 2001 AND
         FISCAL YEAR END OPTION VALUES.....................................11
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE....................12
PROPOSAL II - RESTRUCTURE AND SETTLEMENT...................................12
         Reasons for the Sale..............................................12
         Restructure and Settlement........................................12
         Effective Time of the Settlement Agreement........................13
         Representations and Warranties....................................13
         Covenants.........................................................14
         Conditions Precedent..............................................14
         Indemnification and Survival......................................15
         Contact Information...............................................15
         The Business of Imagine...........................................15
         The Business of the Company.......................................15
         History of the Settlement Agreement...............................16
         Regulatory Approvals..............................................16
         Accounting Treatment of the Sale..................................16
         Dissenter's Rights................................................17
         Preferred Stock...................................................17
         Common Stock......................................................18
         Unanimous Board Recommendation....................................19
MB SOFTWARE CORPORATION AND SUBSIDIARIES UNAUDITED
         PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.......................19
         Alternative A.....................................................19
         Alternative B.....................................................
PROPOSAL III -- REINCORPORATION............................................
         Effective Time of the Merger......................................
         Representations and Warranties....................................
         Covenants.........................................................
         Conditions Precedent..............................................
         Contact Information...............................................
         The Business of eAppliance........................................
         Regulatory Approvals..............................................
         Accounting Treatment of the Merger................................
         Dissenter's Rights................................................
         eAppliance Common Stock...........................................
         Comparison of Ownership of Our Common Stock and
                  eAppliance Common Stock..................................
         Unanimous Board Recommendation....................................
STOCKHOLDER PROPOSALS......................................................
OTHER BUSINESS.............................................................
MISCELLANEOUS..............................................................

                                QUORUM AND VOTING

         In an election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election, are elected to the Board of Directors of the Company (the "Board of Directors"), provided a quorum is present. Votes may be cast or withheld with respect to the Proposal to elect six members of the Board of Directors for terms expiring at the Company's Annual Meeting of Shareholders in 2003. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for such Proposal and, therefore, will not affect the outcome of the vote on such Proposal.

         Approval of the Restructure and Settlement and the Sale requires the affirmative vote of a majority of all votes entitled to vote on such Proposal. Abstentions will be counted toward a quorum, but will counted as a vote against such Proposal.

         Approval of the Merger requires the affirmative vote of a majority of all votes entitled to vote on such Proposal. Abstentions will be counted toward a quorum, but will counted as a vote against such Proposal.

         Record holders of shares of our Common Stock may cast one vote for each director nominated for office and one vote for each other Proposal for each share held of record. Record holders of our Series A Preferred Stock may cast an aggregate of 29,439,416 votes for each of Proposals II and III and vote both together with shares of Common Stock and separately as a class with respect to those Proposals. The holders of Series A Preferred Stock have waived their special right to vote for Directors of the Company during the Meeting and have no voting rights with respect to Proposal IV.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. WE HAVE BEEN ADVISED THAT STOCKHOLDERS OWNING AN AGGREGATE OF AT LEAST 37,703,322 SHARES OF COMMON STOCK (CONSTITUTING APPROXIMATELY 51.65% OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY AS OF DECEMBER 12,
2001) AND ALL SHARES OF SERIES A PREFERRED STOCK INTEND TO VOTE IN FAVOR OF ALL MATTERS TO BE ACTED UPON AT THE MEETING FOR WHICH THEY ARE ENTITLED TO VOTE, THEREBY ASSURING THEIR ADOPTION.

                               DISSENTER'S RIGHTS

         Under Colorado law, our shareholders are not entitled to dissenter's rights with respect to the Proposals set forth in this Information Statement or to demand appraisal of their shares as a result of the approval of any of the Proposals.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The current Board of Directors has fixed the number of authorized directors at six. Thus, there are six directors to be elected for terms expiring at the Company's Annual Meeting of Shareholders in 2003 or until their successors have been elected and qualified. It is intended that the names of the persons indicated in the following table will be placed in nomination. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, if any nominee becomes unavailable for election to the Board of Directors for any reason not presently known or contemplated, a substitute may be nominated and elected.

The nominees, each of whom have served as a Director of the Company since 1995, are as follows:

         Name                      Age    Position
         --------------------      ---    ------------------
         Scott A. Haire            36     Chairman of the Board, Chief Executive
                                          Officer and President
         Gilbert A. Valdez         58     Chief Operating Officer and Director
         Araldo A. Cossutta        76     Director
         Steven W. Evans           48     Director
         Robert E. Gross           54     Director
         Thomas J. Kirchhofer      58     Director

         Scott A. Haire is Chairman of the Board, Chief Executive Officer and President of the Company. Prior to founding MedBanc Data Corporation, he was an employee of the Company from November 1993 to June 1994. Previously, Mr. Haire was president of Preferred Payment Systems, a company specializing in electronic claims and insurance system related projects.

         Gilbert A. Valdez is Chief Operating Officer of the Company and past President and CEO of four major financial and healthcare corporations. Most recently, he served as CEO of Hospital Billing and Collection Services, Inc., a $550 million healthcare receivables financing entity located in Wilmington, Delaware; Datix Corporation, an Atlanta-based corporate divestiture from Harris-Lanier; Medaphis Corporation, an interstate, multi-dimensional healthcare service agency based in Atlanta; and NEIC, a national consortium of 40 major insurance companies formed for development of electronic claim billing standards. Mr. Valdez has 30 years of senior healthcare receivables financing experience.

         Araldo A. Cossutta is President of Cossutta and Associates, an architectural firm based in New York City, with major projects throughout the world. Previously, he was a partner with I.M. Pei & Partners and is a graduate of the Harvard Graduate School of Design and the Ecole des Beaux Arts in Paris. Mr. Cossutta was a significant shareholder in Personal Computer Card Corporation ("PC3") and was chairman of PC3 at the time of its acquisition by the Company in November 1993. He is also was a large shareholder and director of Computer Integration Corporation of Boca Raton, Florida from 1993 to 2000.

         Steven W. Evans is a Certified Public Accountant and President of Evans Phillips & Co., PSC, an accounting firm which he established in 1976 in Barbourville and Middlesboro, Kentucky. He is also a founder and active in PTRL, which operates contract research laboratories located in Kentucky, North Carolina, California and Germany. He is also a founder and active in the management of environmental, financial and hotel corporations in Kentucky and Tennessee.

         Robert E. Gross is President of R. E. Gross & Associates, providing consulting and systems projects for clients in the multi-location service, banking and healthcare industries. From 1987 to 1990, he was vice president - technical operations for Medaphis Physicians Service Corp., Atlanta, Georgia. Prior to that, he held executive positions with Chi-Chi's, Inc., Royal Crown and TigerAir. He also spent 13 years as an engineer with IBM.

         Thomas J. Kirchhofer is president of Synergy Wellness Centers of Georgia, Inc. He is past president of the Georgia Chiropractic Association.

         The Company has been advised that shareholders owning an aggregate of at least 37,703,322 shares of Common Stock (constituting approximately 51.65% of the issued and outstanding shares of Common Stock of the Company as of December 13, 2001) intend to vote in favor of the election as directors of the six nominees listed above, thereby assuring their election to the Board of Directors.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings or acts by unanimous written consent when an important matter requires Board action between scheduled meetings. The Board of Directors met two times and acted by unanimous consent two times during 2001. During 2001, each member of the Board of Directors participated in 100% of all Board and applicable committee meetings held during the period for which he was a director.

         The Company does not have any written employment agreements or standard compensation arrangements for its directors.

         The Board of Directors does not have an audit, compensation or nominating committee. The functions customarily attributable to those committees are performed by the Board of Directors as a whole.

         There are no standard compensation arrangements for directors.

                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

         The following table sets forth information as of December 13, 2001, regarding the beneficial ownership of capital stock of the Company by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company and person to be elected as a director; (iii) the Company's Chief Executive Officer; and (iv) all the Company's directors and executive officers as a group. No other executive officer's total annual salary and bonus exceeded $100,000, based on salary and bonus earned during 2001, therefore no other executive officer is included in this table. This table does not include shares of Common Stock that may be purchased pursuant to options that are not exercisable within 60 days of



December 13, 2001. All persons named in the table have sole voting and investment power with respect to all shares of capital stock owned by them, unless otherwise noted.

 Title of         Name and Address of                Amount and Nature of     Percent of
  Class           Beneficial Owner (1)                 Beneficial Owner         Class
 --------         --------------------               --------------------     ----------

                 Chief Executive Officer

Common           Scott A. Haire                           30,012,297(2)          27.13%

                 Directors

Common           Araldo A. Cossutta                        5,000,000(3)           4.52%

Common           Steven W. Evans                           1,700,000(4)           1.54%

Common           Thomas J. Kirchhofer                        150,000(5)              *

Common           Robert E. Gross                             200,000(6)              *

Common           Gilbert A. Valdez                           600,000(7)              *

Common           All Directors and Executive
                 Officers as a Group  (seven in number)   37,662,297             34.05%

                 Other 5% Shareholders
Common           Robert Shaw                              13,300,000(8)          12.02%

Common           Imagine Investments, Inc.                31,457,142(9)          28.44%

* Less than 1%.

(1) Unless otherwise noted, the address for each person or entity listed is 2225 E. Randol Mill Road, Suite 305, Arlington, Texas, 76011.
(2) Includes 3,300,000 shares subject to stock options that are presently exercisable.
(3) Includes 100,000 and 1,900,000 shares subject to stock options and a warrant, respectively, that are presently exercisable.
(4)      Includes   200,000   shares  subject  to  options  that  are  presently
         exercisable.
(5)      Consists of shares subject to options that are presently exercisable.
(6)      Consists of shares subject to options that are presently exercisable.
(7)      Includes   300,000   shares  subject  to  options  that  are  presently
         exercisable.
(8) Mr. Shaw has sole voting and dispositive power with respect to 150,612 shares and shares voting and dispositive power with respect to 13,149,388 shares. Mr. Shaw is presently principally occupied as an executive officer and director of Consolidated National Corporation ("CNC"), a privately held company organized under the laws of the State of Florida. CNC has sole voting and dispositive power with respect to 2,149,388 shares. The principal business of CNC is investment, management and consulting. Mr. Shaw is an affiliate of RMS Investments, Ltd., a limited partnership organized under the laws of the State of Florida ("RMS"). RMS has sole voting and dispositive power with respect to 11,000,000 shares. The principal business of R-M-S Investments, Ltd. is investment holdings. Mr. Shaw is also a director and President of


         Imagine.  Each of Mr. Shaw, CNC and RMS have their  principal  business and principal  office address at 504 Clubside Circle,  Venice,  Florida
         34293
(9)      Consists of 340,000  Shares of Series A Preferred  Stock are  currently convertible  into  29,439,416  shares of Common  Stock.  The  principal business  and  principal  office  address at for  Imagine is 8150 North
         Central Expressway, Suite 1901, Dallas, Texas 75026.

                           SUMMARY COMPENSATION TABLE

         The   following   table  sets  forth  certain   information   regarding
compensation  paid during each of the  Company's  last three fiscal years to the
Company's  Chief  Executive  Officer  and  its  other  most  highly  compensated executive officers, based on salary and bonus earned during 1999, 2000 and 2001.
No other executive  officer's  total annual salary and bonus exceeded  $100,000, based on salary and bonus earned during 2001.

                                                                                            LONG-TERM
                                       ANNUAL COMPENSATION                             COMPENSATION AWARDS
     NAME AND                          -------------------                             -------------------
PRINCIPAL POSITION                                           OTHER ANNUAL                    SECURITIES     ALL OTHER
                                 FISCAL   SALARY    BONUS     COMPENSATION     RESTRICTED    UNDERLYING    COMPENSATION
                                  YEAR      ($)      ($)          ($)            STOCK       OPTIONS (#)   ------------
                                --------    ---      ---          ---            -----       -----------        ($)

Scott A Haire                    2001     120,000
 Chairman of the Board, Chief    2000     120,000
 Executive Officer and           1999     140,500
President


         The Company does not have any written employment agreements or standard compensation arrangements for its officers.

                              OPTION GRANTS IN 2001

         The Company did not grant any options to our Chief Executive Officer during 2001.

                       OPTION EXERCISES DURING FISCAL 2001
                        AND FISCAL YEAR END OPTION VALUES

         The following table provides information related to options exercised by our Chief Executive Officer during fiscal 2001 and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.



                                       Aggregate Option Values at December 31, 2001
-------------------------------------------------------------------------------------------------------------
                 Shares                    Number of Securities Underlying           Value of Unexercised
                 Acquired        Value    Unexercised Options/SARs at FY-End     In-the-Money Options/SARs at
                 on Exercise    Realized                   (#)                             FY-End ($)(1)
-------------------------------------------------------------------------------------------------------------

Name                  (#)       ($)       Exercisable           Unexercisable    Exercisable   Unexercisable
Scott A. Haire        -0-       N/A        3,300,000                 -0-           330,000          -0-

(1) These values assume a valuation of $0.04 per share at December 12, 2001, the average of the high and low price for the Common Stock on the Nasdaq-OTC Bulletin Board on that date. Value is calculated based on the difference between the option price and $0.04 multiplied by the number of shares of Common Stock underlying the options.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it with respect to 2001, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and greater than 10% beneficial owners have been complied with.

               PROPOSAL II - RESTRUCTURE AND SETTLEMENT AGREEMENT

Reasons for the Sale

         On August 5, 1997, the Company and Imagine Investments, Inc. ("Imagine") announced that they had formed HI for the purpose of acquiring and operating healthcare businesses. In connection with the formation of HI, Imagine loaned the Company $500,000 pursuant to a promissory note dated August 1, 1997,bearing interest at a rate of 10%, for use with the Company's medical software business. The loan was due on August 1, 2000 and remains unpaid. The Company pledged all of the stock of HI as security for the loan. Imagine also loaned the Company $300,000 pursuant to a promissory note dated January 15, 1998, at an interest rate of prime plus 1%. The maturity date of that note was October 1, 1998 and was extended by agreement of the parties however, this note is now past due. Imagine also advanced $1,400,000 to the Company pursuant to a promissory note dated April 1, 1998, bearing interest at a rate of 10%. The principal balance of the $1,400,000 promissory note, but not the accrued interest thereon, and all of Imagine's interest in HI was later converted into 340,000 shares of the Company's Series A Preferred Stock.

         The Company is in default on the three promissory notes payable to Imagine, has not paid any dividends on the Series A Preferred Stock and is in default with respect to the mandatory redemption provisions of the Series A Preferred Stock. The Company and Imagine have agreed to settle all defaults under the promissory notes and Series A Preferred Stock under the terms of the Settlement Agreement.

Restructure and Settlement

         Effective November 5, 2001, the Company, HI, XHI and Imagine entered into the Settlement Agreement pursuant to which Imagine has agreed to surrender to the Company all promissory notes, including any interest due thereon, and all shares of Series A Preferred Stock, including any dividend and interest due thereon.

         In exchange for the surrender of the promissory notes and shares of Series A Preferred Stock, we have agreed to sell to Imagine or XHI all of our ownership interest in N.F.P.M., L.L.C., an Arkansas limited liability company ("NFPM") and wholly owned subsidiary of HI, which holds and operates our Florida medical clinics business, plus 4,500,000 shares of Common Stock. Alternatively, at Imagine and XHI's sole discretion, we will sell to Imagine and XHI 9,000,000 shares of Common Stock but not any of our assets. The Florida medical clinics business constitutes substantially all of our revenue producing business at this time.

         In the event Imagine elects to acquire our interest in NFPM and within 180 days of the consummation of the Sale, Imagine sells NFPM, Imagine may be obligated to return a certain portion of the shares of Common Stock Imagine received in the Sale. If the net sales proceeds for the sale by Imagine are less than $4,320,001, Imagine will not be obligated to return any shares of Common Stock to the Company. If, however the net sales proceeds are between $4,320,001 and $5,400,000, Imagine will be obligated to return to the Company between 200,000 and 2,000,000 shares of Common Stock. In the event the net sales proceeds are greater than $5,400,000, Imagine will be obligated to return to the Company 2,000,000 shares of Common Stock and the Company will share, on a fifty/fifty basis, in any of the net proceeds in excess of $5,400,000.

         The Settlement Agreement is subject to approval by our shareholders at the Meeting. The following is a summary of certain material provisions of the Settlement Agreement, and is qualified in its entirety by the terms of the Settlement Agreement, a copy of which is attached as Exhibit A.

Effective Time of the Settlement Agreement

         The closing of the transactions contemplated by the Settlement Agreement will take place as soon as practicable, but no later than ten days after Imagine and XHI have received notice that the Sale has been approved at the Meeting, and the Company gives notice that certain other closing conditions will be satisfied at closing. See the Settlement Agreement for a description of the conditions that the parties must satisfy prior to the closing.

Representations and Warranties

         With respect to the Sale, we have made certain representations and warranties relating to, among other things:

         -        corporate existence;

         -        corporate  power  and  authority  to  execute  the  Settlement
Agreement;

         - validity of the shares of Common Stock to be issued under the Settlement Agreement and ownership interests of NFPM;

         - absence of certain other ownership or voting interests or rights in NFPM; and

         -        absence of governmental consents and approvals.

         With   respect  to  the  Sale,   Imagine  and  XHI  have  made  certain
representations and warranties relating to, among other things:

         -  corporate existence;

         -        corporate  power  and  authority  to  execute  the  Settlement
Agreement; and

         -        absence of necessary governmental consents and approvals.

In addition to the representations and warranties set forth in the Settlement Agreement, we also may agree to additional representations and warranties that are typical for a transaction of the type contemplated under the Settlement Agreement; but in no event will the breach of any additional representations or warranties give Imagine or XHI the right to terminate the Settlement Agreement.

Covenants

         With respect to the Sale, we have made covenants, among other things, to the following:

         - not to compete against Imagine in the owning or operation of a medical practice and related facilities for a period of five (5) years;

         - to use all reasonable efforts to obtain all required consents to assignments; and

         - to hold a meeting of shareholders, file this Information Statement, and use commercially reasonable efforts to obtain approval and adoption of the Settlement Agreement and the Sale.

Conditions Precedent

         Our  obligations  and  Imagine's   obligations   under  the  Settlement
Agreement are subject, among other things, to the following:

         -        the approval of the Sale by the shareholders of the Company;

         -        our operation of NFPM only in the ordinary course of business;

         -        the solvency of the Company and HI;

         - absence of any legal judgment, order, injunction or decree that would prevent, make illegal or otherwise interfere with the consummation of the Sale; and

         -        the accuracy of certain of our representations and warranties.

Indemnification and Survival

         We have agreed to indemnify Imagine for damages arising from any breach of our representations, warranties or covenants in the Settlement Agreement or related transaction documents, and Imagine has agreed to indemnify us for damages arising from any breach of their representations, warranties or covenants in the Settlement Agreement or related transaction documents. Both parties' representations and warranties in the Settlement Agreement will survive the closing for a period of 12 months.

Contact Information

         Our principal executive offices are located at 2225 E. Randol Mill Road, Suite 305 Arlington, Texas 76011-6306, (817) 633-9400. Imagine's principal executive offices are located at 8150 North Central Expressway, Suite 1901, Dallas, Texas 75206, (214) 365-1905.

The Business of Imagine

         Imagine is a holding company with investments in the healthcare industry and building materials industry.

The Business of the Company

         The focus of the Company is to provide practice and cash management services to physicians, dentists, chiropractors and medical billing centers and managing healthcare facilities. The Company's Florida operations are conducted by NFPM.

         The Company now owns a total of two clinics, all of which are located in Florida. Florida law permits corporations to own medical clinics unlike several other states in which a corporation cannot own a clinic that employs medical doctors. Therefore, the Company has focused on the Florida market where the Company has traditionally been successful.

         We intend to focus the Company's future operations on payment solutions products and services and intend to offer a comprehensive line solutions including credit and debit cards, business to business purchasing cards, gift cards, electronic benefit transfer cards, check guarantee, check verification and recovery, terminal management and funds transfer services. We currently have the exclusive distribution rights to SwipeNet 3200, the Company's payment hardware platform and have been certified on the Global Payments network to handle all credit card transactions.

         We believe that our hardware platform provides more advantages to our potential customers than other currently offered payment hardware platforms in that our platform incorporates touch screen technology, internet and electronic capability, voicemail and e-mail in one platform. We also have established a manufacturing relationship with Sanyo Corporation allowing for mass production of our platform. Although we believe that the payment processing industry will be a growth industry and that our payment hardware platform is superior to currently available products, there can be no assurance that the market will continue to grow or that our products and services will be accepted in the market place. In addition, there are competitors in the marketplace who have greater financial and other resources than those of the Company, and these competitors may be able to develop, market and deliver products that are superior to our current products.

History of the Settlement Agreement

         On August 17, 2001, Mr. Haire and Rick Smotherman, an authorized representative of Imagine had an initial telephone conversation regarding the past due promissory notes . At this time, Mr. Haire offered Mr. Smotherman proposed terms of a possible settlement.

         On August 21, 2001, Mr. Haire and Mr. Smotherman had a follow-up telephone conversation in which Mr. Smotherman offered Imagine's preliminary approval of the settlement transaction.

         On September 20, 2001, Mr. Haire had a telephone conversation with Mr. Smotherman to discuss approval of the proposed deal and a due diligence issues.

         On September 25, 2001 through November 5, 2001, the parties, together with Richard Dahlson and Robert J. Johnston of Jackson Walker L.L.P., legal counsel for the Company, and Sally Schreiber and Jon Henderson of Munsch Hardt Kopf & Harr, P.C., legal counsel for Imagine, negotiated a definitive Restructure and Settlement Agreement and related documents.

         Effective as of November 5, 2001, the definitive Restructure and Settlement Agreement was executed by the parties.

Regulatory Approvals

         At any time before or after the completion of the Sale, the Antitrust Division of the Justice Department, the Federal Trade Commission or another third party could seek to enjoin or rescind the Sale on antitrust grounds. In addition, at any time before or after the completion of the Sale, any state could take action under state antitrust laws that it deems necessary or desirable in the public interest. We believe that the Sale will not violate any antitrust laws, that no federal or state regulatory requirements must be complied with and that no federal or state regulatory approval must be obtained in connection with the Sale. However, we cannot assure you that there will be no challenge to the Sale on antitrust grounds, or if such a challenge is made, what the result will be.

Accounting Treatment of the Sale

         The Settlement Agreement contemplates the surrender of stock and debt. The acquisition by Imagine of our interest in NFPM and our Common Stock or, alternatively, just our Common Stock, will be accounted for under the purchase method of accounting.

Dissenter's Rights

         Under Colorado law, our shareholders are not entitled to dissenter's rights with respect to the Sale.

Preferred Stock

         Under the Company's Articles of Incorporation, we are currently authorized to issue one million shares of preferred stock, par value $10 per share. Of the one million shares of preferred stock, we have issued 340,000 shares of Series A Preferred Stock. We have no current plans to issue any additional shares of our preferred stock, and the Series A Preferred Stock prohibits the issuance of any class of stock that is senior or equal to the Series A Preferred Stock with respect to dividend rights, redemption rights or liquidation preference without the consent of the holders of a majority of the outstanding Series A Preferred Stock.

         Subject to that limitation, the Board of Directors has authority, without further shareholder action, to issue shares of our Preferred Stock in one or more series and may designate the dividend rate, voting rights and other rights, preferences and restrictions of each series. It is not possible to state the actual effect of the issuance of additional shares of Preferred Stock (other than the Series A Preferred Stock, which is described below) upon the rights of holders of our Common Stock until our Board of Directors determines the specific rights of the holders of such Preferred Stock. However, such effects might include, among other things, restricting dividends on our Common Stock, diluting the voting power of our Common Stock, impairing the liquidation rights of the holders of our Common Stock and delaying or preventing a change in control of the Company without further action by the shareholders.

         Set forth below is a summary of the material terms of the Series A Preferred Stock. The summary is not intended to be complete and is qualified in its entirety by our Articles of Incorporation, as amended, which contains all of the terms of the Series A Preferred Stock.

         The Series A Preferred Stock is senior to all other shares of capital stock of the Company with respect to payment of dividends, redemption and (except as described below) liquidation preference. Cumulative dividends are payable on the Series A Preferred Stock at a rate of $1 per share per year. Dividends are payable quarterly on the last day of March, June, September and December of each year. Upon a liquidation of the Company, holders of the Series A Preferred Stock are entitled to receive the sum of (a) $100 per share, plus accrued and unpaid dividends, plus (b) after $20 million has been paid to holders of our Common Stock of the Company in the aggregate, an amount equal to the amount paid under (a) above, plus (c) a percentage of all liquidation proceeds remaining after the foregoing payments equal to the percentage of Common Stock the holders of Series A Preferred Stock would have received if they had converted their Series A Preferred Stock into Common Stock.

         The Series A Preferred Stock is redeemable at the option of the holder at a redemption price of $10 per share plus accrued but unpaid dividends. If the Company, for any reason, is unable to redeem the Series A Preferred Stock at the time of a proposed redemption, the holders of the Series A Preferred Stock will have the right to elect a majority of the Board of Directors of the Company. Holders of Series A Preferred Stock will not have any other voting rights except
(a) to the extent provided by law, (b) the right to vote with the Common Stock with respect to corporate actions that give rise to the right of the holders of Series A Preferred Stock to convert their shares into Common Stock, as described below, and (c) the right to approve certain corporate actions, including amendment of the Articles of Incorporation, incurrence of indebtedness for borrowed money and/or capital leases in excess of $500,000, and transactions between the Company and officers, directors and holders of over 10% of the outstanding Common Stock.

         The Series A Preferred Stock is convertible into shares of our Common Stock that equal 30% of the Common Stock outstanding after such conversion.

Common Stock

         Under the Company's Articles of Incorporation, we are currently authorized to issue 150,000,000 shares of Common Stock par value $.001 per share. As of December 13, 2001 there were 72,991,971 shares of our Common Stock issued and outstanding and 408,029 shares were held in our treasury. Shares of our Common Stock are traded on the Nasdaq-OTC Bulletin Board. Holders of Common Stock may cast one vote for each of the directors nominated in an election of directors for each share held, and one vote for any other matter. Holders of our Common Stock do not have any preemptive rights to acquire any additional securities issued by the Company, nor do they have cumulative voting rights.

         The Company may consider from time to time mergers, acquisitions and other transactions that may involve the issuance of additional shares of Common Stock (any one or more of which may be under consideration or acted upon at any time). Other than as contemplated by the Settlement Agreement, the Company is not currently a party to any agreements with respect to any such transactions, nor does it have any agreements, commitments or understandings with respect to such transactions or that would involve the issuance of additional shares of our Common Stock, other than currently outstanding options and warrants to purchase Common Stock.

         Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those shareholders who paid a higher consideration per share for their stock. Also, future issuances will increase the number of outstanding shares of Common Stock, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock and any issuance thereof, or both, may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Although the Board of Directors has no present intention of doing so, the Company's authorized but unissued Common Stock could be issued in one or more transactions that would make a takeover of the Company more difficult or costly, and therefore less likely. The Company is not aware of any person or entity who is seeking to acquire control of the Company.

Unanimous Board Recommendation

         Our Board of Directors believes that the approval of the transactions contemplated by the Settlement Agreement, including the Sale, are in the Company's best interests and the best interests of our shareholders. Accordingly, our Board of Directors has unanimously approved the Settlement Agreement, and recommends that the Company's shareholders for FOR Proposal II to approve the Settlement Agreement and the Sale.

         The Company has been advised that shareholders owning an aggregate of at least 37,703,322 shares of Common Stock (constituting approximately 51.65% of the issued and outstanding shares of Common Stock of the Company as of December 13, 2001) and all shares of Series A Preferred Stock intend to For Proposal II, thereby assuring that the approval of the Sale.

   MB SOFTWARE CORPORATION AND SUBSIDIARIES UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

         The following unaudited pro forma consolidated financial information is based on the historical consolidated financial statements of the Company as adjusted to give effect to the Sale as detailed in the Settlement Agreement. The unaudited pro forma consolidated balance sheet as of September 30, 2001 gives effect to the Sale as if it had occurred on that date. The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. The unaudited pro forma consolidated financial statements do not purport to represent what our results of operations or financial condition would actually have been had the Sale in fact occurred on such date, nor do they purport to project our results of operations or financial condition for any future period or date. The information set forth below should be read together with the other information contained in the Company's 2000 Form 10-KSB and the Company's March 31, 2001, June 30, 2001 and September 30, 2001 Form 10-QSBs. The information is presented for the two alternative transactions under the Settlement Agreement. Alternative A presents the unaudited pro forma financial information assuming the sale of our medical clinics business plus 4,500,000 shares of Common Stock. Alternative B presents the unaudited pro forma financial information assuming the sale only of 9,000,000 shares of Common Stock.


Alternative A

                  CONSOLIDATED PROFORMA OPTION A BALANCE SHEETS
                                   (Unaudited)




                                                                  Historical       Proforma Adjustments          Proforma
                                                                September 30,    ---------------------------    September 30,
                                                                     2001           Debit           Credit           2001
                                                                 -----------     -----------     -----------     -----------
                  ASSETS

CURRENT ASSETS
    Cash                                                         $      --
    Medical receivables                                              582,014                        (544,832)         37,182
    Other receivable                                                  33,423                            --            33,423
    Inventory                                                        140,000                            --           140,000
    Prepaid expenses                                                   8,377                          (4,132)          4,245
                                                                 -----------                                     -----------

         Total current assets                                        763,814                                         214,850
                                                                  -----------                                    -----------

PROPERTY AND EQUIPMENT, NET                                           77,786                         (70,574)          7,212
                                                                 -----------                                     -----------

OTHER ASSETS
    Note receivable - shareholder                                    350,000                            --           350,000
    Employee advance                                                  90,000                            --            90,000
    License rights and other intangibles                             504,000                            --           504,000
                                                                 -----------                     -----------     -----------

                                                                 $ 1,785,600                        (619,538)    $ 1,166,062
                                                                 ===========                                     ===========

             LIABILITIES AND
          SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
    Cash overdraft                                                    22,276                           7,606          29,882
    Notes payable                                                  2,194,520        (800,000)                      1,394,520
    Current maturities of capital leases                                --                              --
    Amounts payable                                                  602,846        (105,795)                        497,051
    Accrued liabilities                                              487,686        (416,857)                         70,829
                                                                 -----------                                     -----------
         Total current liabilities                                 3,307,328                                       1,992,282
                                                                 -----------                                     -----------

SHAREHOLDERS' DEFICIT
    Series A senior cumulative convertible participating
       preferred stock; $10par value; 340,000 shares
       issued and outstanding in 2001;dividends in
       arrears 2001 $895,644                                      3,400,000       (3,400,000)
    Undesignated preferred stock;
       $10 par value; 660,000 shares
       authorized; none issued                                          --
    Common stock .001 par value;
       150,000,000 shares authorized;
       73,400,000 shares issued in 2001                               73,400                           4,500          77,900
    Additional paid-in capital                                     1,840,082                       4,330,100       6,170,182
    Accumulated deficit                                           (6,823,171)       (239,092)                     (7,062,263)
    Deferred license and consulting costs, net                          --                              --
    Treasury stock, at cost; 408,029 shares                          (12,039)                                        (12,039)
                                                                 -----------                                     -----------

         Total shareholders' deficit                              (1,521,728)                                       (826,220)
                                                                 -----------       -----------                   -----------

TOTAL LIABILITIES AND
    SHAREHOLDERS' DEFICIT                                        $ 1,785,600        (619,538)                  $ 1,166,062
                                                                 ===========                                     ===========


             CONSOLIDATED PROFORMA OPTION A STATEMENT OF OPERATIONS
                                NINE MONTHS ENDED
                                   (Unaudited)



                                                   Historical                                       Proforma
                                                 September 30,         Proforma Adjustments       September 30,
                                                                   -----------------------------
                                                      2001            Debit          Credit           2001
                                                -----------------  -------------  --------------  --------------
REVENUES
    Medical income                               $  1,461,386      $  1,461,386                   $       --
    Sale of ScreenPhone                                44,358                                           44,358
                                                 ------------                                     ------------

         Total revenues                             1,505,744                                           44,358

COST OF REVENUES
    Cost of medical services                          805,713                         (805,713)           --
                                                 ------------                                     ------------

         Total cost of revenues                       805,713                                             --
                                                 ------------                                     ------------

GROSS PROFIT                                          700,031                                           44,358

OPERATING EXPENSES
    Selling, general & administrative               1,044,428                         (314,970)        729,458
    Depreciation and amortization                      43,950                          (41,850)          2,100
                                                                                  ------------    ------------

         Total operating expenses                   1,088,378                                          731,558
                                                 ------------                                     ------------

LOSS FROM OPERATIONS                                 (388,347)                                        (687,200)

OTHER INCOME (EXPENSE)
    Impairment loss                                  (232,466)                                        (232,466)
    Interest income and other                          14,101                                           14,101
    Interest expense                                 (177,246)                          59,760        (117,486)
    Franchise tax                                         (50)                                             (50)
                                                 ------------                                     ------------

         Total other income (expense)                (395,661)                                        (335,901)
                                                 ------------      ------------                   ------------

 NET LOSS                                        ($   784,008)         (239,092)                  ($ 1,023,101)
                                                 ============                                     ============


Net Loss                                         ($   784,008)                                    ($ 1,023,101)

Plus: Cumulative preferred stock dividends           (255,000)                                            --
                                                 ------------                                     ------------

         Loss available to common shareholders   ($ 1,039,008)                                    ($ 1,023,101)
                                                 ============                                     ============

BASIC AND DILUTED
    EARNINGS (L0SS) PER SHARE

       Continuing Operations                     ($      0.01)                                    ($      0.01)

       Weighted average


         common shares outstanding                 70,400,000                                       65,900,000


             CONSOLIDATED PRO FORMA OPTION A STATEMENT OF OPERATIONS
                                   YEAR ENDED




                                                   Historical          Proforma Adjustments           Proforma
                                                  December 31,    -----------------------------     December 31,
                                                      2000            Debit           Credit             2000
                                                 ------------     ------------     ------------     ------------
                                                  (Audited)                 (Unaudited)             (Unaudited)

REVENUES
    Medical income                               $  2,290,179     $  2,290,110                      $         69
    Other                                              14,552           10,032                             4,520
                                                 ------------

         Total revenues                             2,304,731                                              4,589

COST OF REVENUES
    Cost of medical services                        1,512,986                        (1,499,250)          13,736
                                                 ------------                                       ------------

         Total cost of revenues                     1,512,986                                             13,736
                                                 ------------                                       ------------

GROSS PROFIT                                          791,745                                             (9,147)

OPERATING EXPENSES
    Selling, general & administrative               1,747,728                          (932,392)         815,336
    Depreciation and amortization                      57,995                           (55,783)           2,212
                                                 ------------                                       ------------

         Total operating expenses                   1,805,723                                            817,548
                                                 ------------                                       ------------

LOSS FROM OPERATIONS                               (1,013,978)                                          (826,695)

OTHER INCOME (EXPENSE)
    Interest income and other                          44,357                                             44,357
    Interest expense                                 (131,998)                           89,922          (42,076)
                                                 ------------                                       ------------

         Total other income (expense)                 (87,641)                                             2,281
                                                 ------------     ------------                      ------------

 NET LOSS                                        ($ 1,101,619)        277,205                       ($   824,414)
                                                 ============                                       ============


Net Loss                                         ($ 1,101,619)                                      ($   824,414)

Plus: Cumulative preferred stock dividends           (340,000)                                              --
                                                 ------------                                       ------------

         Loss available to common shareholders   ($ 1,441,619)                                      ($   824,414)
                                                 ============                                       ============

BASIC AND DILUTED EARNINGS (L0SS) PER SHARE

    Continuing Operations                        ($      0.02)                                     ($      0.01)

    Weighted-average common shares outstanding     69,275,833                                        65,900,000


NOTE 1. Proforma adjustments made to remove net assets of NFPM, LLC, and issuance of 4,500,000 shares of common stock for cancellation of debt and perferred stock as of the September 30, 2001 balance sheet and the effect on the income statements for the nine month period then ended and the twelve month period ended December 31, 2000, as if the transaction had occurred at the beginning of those periods. Proforma adjustments pursuant to Alternative A in the Restructure and Settlement Agreement.



Alternative B


                  CONSOLIDATED PROFORMA OPTION B BALANCE SHEETS
                                   (Unaudited)



                                                           Historical         Proforma Adjustments          Proforma
                                                          September 30,    ---------------------------    September 30,
                                                               2001           Debit          Credit            2001
                                                           -----------     -----------     -----------     -----------
                   ASSETS

CURRENT ASSETS
    Cash                                                   $      --
    Medical receivables                                        582,014                                         582,014
    Other receivable                                            33,423                                          33,423
    Inventory                                                  140,000                                         140,000
    Prepaid expenses                                             8,377                                           8,377
                                                           -----------

         Total current assets                                  763,814                                         763,814
                                                           -----------                                     -----------

PROPERTY AND EQUIPMENT, NET                                     77,786                                          77,786
                                                           -----------                                     -----------

OTHER ASSETS
    Note receivable - shareholder                              350,000                                        350,000
    Employee advance                                            90,000                                         90,000
    License rights and other intangibles                       504,000                                        504,000
                                                           -----------                     -----------     -----------

                                                           $ 1,785,600                            --       $ 1,785,600
                                                           ===========                                     ===========

               LIABILITIES AND
            SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
    Cash overdraft                                              22,276                                          22,276
    Notes payable                                            2,194,520        (800,000)                      1,394,520
    Current maturities of capital leases                          --                                              --
    Amounts payable                                            602,846                                         602,846
    Accrued liabilities                                        487,686        (385,826)                        101,860
                                                           -----------                                      -----------

         Total current liabilities                           3,307,328                                        2,121,502
                                                           -----------                                      -----------

SHAREHOLDERS' DEFICIT
    Series A senior cumulative convertible participating
       preferred stock; $10 par value; 340,000 shares
       issued and outstanding in 2001;
       dividends in arrears 2001 $895,644                    3,400,000      (3,400,000)                            --
    Undesignated preferred stock;
       $10 par value; 660,000 shares
       authorized; none issued                                    --
    Common stock .001 par value;
       150,000,000 shares authorized;
       73,400,000 shares issued in 2001                         73,400                           9,000          82,400
    Additional paid-in capital                               1,840,082                       4,517,066       6,357,148
    Accumulated deficit                                     (6,823,171)                         59,760      (6,763,411)
    Deferred license and consulting costs, net                    --                              --
    Treasury stock, at cost; 408,029 shares                    (12,039)                                        (12,039)
                                                           -----------                                     -----------

         Total shareholders' deficit                        (1,521,728)                                       (335,902)
                                                           -----------     -----------                     -----------

TOTAL LIABILITIES AND
    SHAREHOLDERS' DEFICIT                                  $ 1,785,600            --                       $ 1,785,600
                                                           ===========                                     ===========


             CONSOLIDATED PROFORMA OPTION B STATEMENT OF OPERATIONS
                                NINE MONTHS ENDED
                                   (Unaudited)




                                                   Historical        Proforma Adjustments          Proforma
                                                 September 30,   ----------------------------    September 30,
                                                      2001           Debit          Credit            2001
                                                 ------------    ------------    ------------    ------------
REVENUES
    Medical income                               $  1,461,386                                    $  1,461,386
    Sale of ScreenPhone                                44,358                                          44,358
                                                 ------------                                    ------------

         Total revenues                             1,505,744                                       1,505,744

COST OF REVENUES
    Cost of medical services                          805,713                                         805,713
                                                 ------------                                    ------------

         Total cost of revenues                       805,713                                         805,713
                                                 ------------                                    ------------

GROSS PROFIT                                          700,031                                         700,031

OPERATING EXPENSES
    Selling, general & administrative               1,044,428                                       1,044,428
    Depreciation and amortization                      43,950                                          43,950
                                                 ------------                                    ------------

         Total operating expenses                   1,088,378                                       1,088,378
                                                 ------------                                    ------------
LOSS FROM OPERATIONS                                 (388,347)                                       (388,347)

OTHER INCOME (EXPENSE)
    Impairment loss                                  (232,466)                                       (232,466)
    Interest income and other                          14,101                                          14,101
    Interest expense                                 (177,246)                         59,760        (117,486)
    Franchise tax                                         (50)                                            (50)
                                                 ------------                                    ------------

         Total other income (expense)                (395,661)                                       (335,901)
                                                 ------------                    ------------    ------------

 NET LOSS                                        ($   784,008)                         59,760    ($   724,248)
                                                 ============                                    ============


Net Loss                                         ($   784,008)                                   ($   724,248)

Plus: Cumulative preferred stock dividends           (255,000)                                           --
                                                 ------------                                    ------------

         Loss available to common shareholders   ($ 1,039,008)                                   ($   724,248)
                                                 ============                                    ============

BASIC AND DILUTED
    EARNINGS (L0SS) PER SHARE

       Continuing Operations                     ($      0.01)                                   ($      0.01)

       Weighted average
         common shares outstanding                 70,400,000                                      61,400,000


             CONSOLIDATED PRO FORMA OPTION B STATEMENT OF OPERATIONS
                                   YEAR ENDED


                                                   Historical          Proforma Adjustments       Proforma
                                                 December 31,    ----------------------------    December 31,
                                                      2000           Debit          Credit            2000
                                                 ------------    ------------    ------------    ------------
                                                   (Audited)             (Unaudited)              (Unaudited)
REVENUES
    Medical income                               $  2,290,179                                    $  2,290,179
    Other                                              14,552                                          14,552
                                                 ------------

         Total revenues                             2,304,731                                       2,304,731

COST OF REVENUES
    Cost of medical services                        1,512,986                                       1,512,986
                                                 ------------                                    ------------

         Total cost of revenues                     1,512,986                                       1,512,986
                                                 ------------                                    ------------

GROSS PROFIT                                          791,745                                         791,745

OPERATING EXPENSES
    Selling, general & administrative               1,747,728                                       1,747,728
    Depreciation and amortization                      57,995                                          57,995
                                                 ------------                                    ------------

         Total operating expenses                   1,805,723                                       1,805,723
                                                 ------------                                    ------------

LOSS FROM OPERATIONS                               (1,013,978)                                     (1,013,978)

OTHER INCOME (EXPENSE)
    Interest income and other                          44,357                                          44,357
    Interest expense                                 (131,998)                         89,619         (42,379)
                                                 ------------                                    ------------

         Total other income (expense)                 (87,641)                                          1,978
                                                 ------------                    ------------    ------------
 NET LOSS                                        ($ 1,101,619)                         89,619    ($ 1,012,000)
                                                 ============                                    ============


Net Loss                                         ($ 1,101,619)                                   ($ 1,012,000)

Plus: Cumulative preferred stock dividends           (340,000)                                           --
                                                 ------------                                    ------------

         Loss available to common shareholders   ($ 1,441,619)                                   ($ 1,012,000)
                                                  ============                                   ============

BASIC AND DILUTED EARNINGS (L0SS) PER SHARE

    Continuing Operations                        ($      0.02)                                   ($      0.02)

    Weighted-average common shares outstanding     69,275,833                                      60,275,833


NOTE 1. Proforma adjustments made to record issuance of 9,000,000 shares of common stock for cancellation of debt and perferred stock as of the September 30, 2000 balance sheet and the effect on the income statements for the nine month period then ended and the twelve month period ended December 31, 2000, as if the transaction had occurred at the beginning of those periods. Proforma adjustments pursuant to Alternative B in the Restructure and Settlement Agreement.

                         PROPOSAL III - REINCORPORATION

         The Company proposes to reincorporate in the State of Texas under the name eAppliance Innovations, Inc. The Reincorporation is proposed to be accomplished through a merger of the Company with a newly formed wholly-owned subsidiary (the "Merger"). At the effective time of the Merger, each share of our Common Stock will be converted into one share of eAppliance common stock. Any options to purchase shares of our Common Stock that are outstanding immediately prior to the Merger will be converted in to options to purchase shares of eAppliance common stock at the time of the Merger. All of our officers and directors will become officers and directors of eAppliance after the Merger.

         The Merger is subject to approval by our shareholders at the Meeting. The following is a summary of certain material provisions of the Agreement and Plan of Merger which governs the terms of the Merger, and is qualified in its entirety by the terms of the Agreement and Plan of Merger, a copy of which is attached as Exhibit B.

Effective Time of the Agreement

         The closing of the transactions contemplated by the Plan of Merger will take place as soon as practicable, but no later than ten days after the Merger has been approved at the Meeting. See the Plan of Merger for a description of the conditions that the parties must satisfy prior to the closing.

Representations and Warranties

         We have made no representations or warranties in connection with the Merger.

Covenants

         We have made no covenants in connection with the Merger.

Conditions Precedent

         Our obligations and eAppliance's obligations under the Plan of Merger are subject, among other things, to the following:

         - the approval of the Sale by the shareholders of the Company;

         -  obtaining  all  governmental   approvals  necessary  to  permit  the
         consummation of the Merger; and

         - absence of any legal judgment, order, injunction or decree that would prevent, make illegal or otherwise interfere with the consummation of the Merger.

Contact Information

         Both the Company's and eAppliance's principal executive offices are located at 2225 E. Randol Mill Road, Suite 305 Arlington, Texas 76011-6306,
(817) 633-9400.

The Business of eAppliance

         eAppliance is a new corporation, formed by the Company for the specific purpose of conducting the Merger. As such, eAppliance has no prior business history.

Regulatory Approvals

         At any time before or after the completion of the Merger, the Securities and Exchange Commission could seek to enjoin the Merger or seek penalties or fines from the Company on grounds that the securities of the new company were issued to our shareholders in violation of federal securities laws. In addition, at any time before or after the completion of the Merger, any state could take action under state securities laws that it deems necessary or desirable in the public interest. We believe that the issuance of stock in the new company will not violate any securities laws, that no federal or state regulatory requirements must be complied with and that no federal or state regulatory approval must be obtained in connection with the Merger. However, we cannot assure you that there will be no challenge to the Merger or if such a challenge is made, what the result will be.

Accounting Treatment of the Merger

         The Merger contemplates only a reincorporation of the Company in a new jurisdiction. As a result, merger is not deemed to be an acquisition for accounting purposes.

Dissenter's Rights

         Under Colorado law, our shareholders are not entitled to dissenter's rights with respect to the Merger.

eAppliance Common Stock

         Under eAppliance's Articles of Incorporation, eAppliance is authorized to issue 151,000,000 shares of Common Stock par value $.001 per share, and 1,000,000 shares of Preferred Stock, par value $10.00 per share. As of December 13, 2001 there were 1000 shares of eAppliance's common stock issued and outstanding and held by us. Shares of eAppliance will continue to trade on the Nasdaq OTC-Bulletin Board. Holders of eAppliance common stock may cast one vote for each of the directors nominated in the election of directors for each share held, and one vote for any other matter. Holders of eAppliance common stock do not have any preemptive rights to acquire any additional securities issued by the Company, nor do they have cumulative voting rights. There are no restrictions under eAppliance's Articles of Incorporation or Bylaws with respect to dividends.

Comparison of Ownership of Our Common Stock and eAppliance Common Stock

         At the effective time of the Merger, our shareholders will become shareholders of eAppliance. Accordingly, after the merger, the rights of our shareholders will cease to be governed by Colorado law applicable to corporations and our Articles of Incorporation and bylaws and will be governed by Texas law applicable to corporations and eAppliance's Articles of Incorporation and bylaws. The following summarizes some of the differences between the current rights of our shareholders and those of shareholders of eAppliance following the merger.

Management

Our Common Stock

         Under the Colorado Business Corporation Act ("CBCA"), the business and affairs of a Colorado corporation are managed by or under the direction of its board of directors. In an election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, are elected to the board of directors. Our Articles of Incorporation provide for a board consisting of not less than 3 nor more than 8 members. Our bylaws also provide that any vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors then in office. In addition, under the CBCA, vacancies may be filled by our shareholders. Any director may be removed, with or without consent, by the shareholders if the number of votes cast in favor of removal exceeds the number of votes cast against removal.

         Each share of Common Stock entitles its holder to cast one vote on matters as to which voting is permitted or required by Colorado law, including the election of directors, amendments to our articles of incorporation, mergers and other extraordinary transactions. Under our Articles of Incorporation, shareholders are not entitled to cumulate their votes for the election of directors.

         Unless a greater vote is required by Colorado law, under our bylaws, matters requiring the vote of the common stock are approved by the affirmative vote of a majority of shares represented and entitled to vote at a meeting of shareholders at which a quorum is present.

         Our Articles of Incorporation permit the issuance of preferred stock. Issuances of preferred stock that have the right to elect a designated director or directors could adversely affect the ability of the holders of common stock to elect a majority of our Board of Directors.

eAppliance Common Stock

         Under the Texas Business Corporation Act ("TBCA"), the business and affairs of a Texas corporation are managed by or under the direction of its board of directors, whose members are generally elected by a plurality vote of shareholders at which a quorum is present. The eAppliance Articles of Incorporation provide for a board consisting of not less than 3 nor more than 8 members. The eAppliance bylaws provide that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the directors remaining in office. Any director or the entire eAppliance board may be removed, with or without cause, by the vote of a majority of the shares of common stock entitled to vote at an election of directors.

         Each share of eAppliance common stock entitles its holder to cast one vote on matters as to which voting is permitted or required by Texas law, including the election of directors and amendments to the eAppliance articles of incorporation, mergers and other extraordinary transactions. Shareholders are not entitled to cumulate their votes for the election of directors.

         Although Texas law generally requires the affirmative vote of the holders of at least two-thirds of the outstanding shares to approve mergers and other extraordinary transactions, eAppliance's has elected to only require a majority of the shares voting in favor of a matter at a meeting of shareholders at which a quorum is present to approve matters requiring the vote of shareholders.

         The eAppliance articles of incorporation permit the issuance of "Preferred Stock." Issuances of classes or series of preferred stock that have the right to elect a designated director or directors could adversely affect the ability of the holders of common stock to elect a majority of the eAppliance board of directors.

Voting Rights

Our Common Stock

         As permitted under the CBCA, our bylaws provide that the affirmative vote of the shares represented and entitled to vote upon an action are required to approve the action, including certain mergers. Approval by the shareholders of the surviving corporation on a plan of merger is not required if:

         (a) The articles of incorporation of the surviving corporation will not
differ,  except  for  certain  immaterial  amendments,   from  its  articles  of
incorporation before the merger;

         (b) Each shareholder of the surviving corporation whose shares were outstanding immediately before the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger;

         (c) The number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent the total number of voting shares of the surviving corporation outstanding immediately before the merger; and

         (d) The number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger either by the conversion of securities issued pursuant to the merger or by the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than twenty percent the total number of participating shares outstanding immediately before the merger.

EAppliance Common Stock

         As permitted by the TBCA, eAppliance's Articles of Incorporation require affirmative vote of the holders of a majority of the outstanding shares to approve some mergers. The approval of shareholders is not required, however if:

         (a) (i) the corporation is the sole surviving corporation in the merger;

                  (ii) the articles of incorporation of the corporation will not differ from its articles of incorporation before the merger;

                  (iii) each shareholder of the corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the effective date of the merger;

                  (iv) the voting power of the number of voting shares outstanding immediately after the merger, plus the voting power of the number of voting shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights to purchase securities issued pursuant to the merger), will not exceed by more than 20 percent the voting power of the total number of voting shares of the corporation outstanding immediately before the merger; and

                  (v) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger (either by the conversion of securities issued pursuant to the merger or the exercise of rights to purchase securities issued pursuant to the merger), will not exceed by more than 20 percent the total number of participating shares of the corporation outstanding immediately before the merger.

         (b) (i) the merger is a merger of the corporation with or into a direct or indirect wholly owned subsidiary of the corporation and after the merger the corporation or its successor is a direct or indirect wholly owned subsidiary of a holding company;

                  (ii) the corporation and the direct or indirect wholly owned subsidiary of the corporation are the only parties to the merger;

                  (iii) each share or a fraction of a share of stock of the corporation outstanding immediately prior to the effectiveness of the merger is converted in the merger into a share or fraction of share of capital stock of the holding company having the same designations, preferences, limitations, and relative rights as a share of stock of the corporation being converted in the merger;

                  (iv) the holding company and the corporation are domestic corporations;

                  (v) the articles of incorporation and bylaws of the holding company immediately following the effective time of the merger contain provisions identical to the articles of incorporation and bylaws of the corporation immediately prior to the effective time of the merger (other than provisions, if any, regarding the incorporator or incorporators, the corporate name, the registered office and agent, the initial board of directors, and the initial subscribers of shares and such provisions contained in any amendment to the certificate as were necessary to effect a change, exchange, reclassification, or cancellation of shares, if such change, exchange, reclassification, or cancellation has become effective);

                  (vi) the articles of incorporation and bylaws of the surviving corporation immediately following the effective time of the merger contain provisions identical to the articles of incorporation and bylaws of the corporation immediately prior to the effective time of the merger (other than provisions, if any, regarding the incorporator or incorporators, the corporate name, the registered office and agent, the initial board of directors, and the initial subscribers of shares and such provisions contained in any amendment to the certificate as were necessary to effect a change, exchange, reclassification, or cancellation of shares, if such change, exchange, reclassification, or cancellation has become effective); provided, however, that:

                           (A) the articles of  incorporation  of the  surviving
                  corporation shall be amended in the merger to contain a provision requiring that any act or transaction by or involving a surviving corporation that requires for its approval under this Act or the corporation's articles of incorporation the approval of shareholders of the surviving corporation shall, by specific reference to this section, require the approval of the shareholders of the holding company (or any successor by merger) by the same vote as is required by this Act and the articles of incorporation of the surviving corporation; and

                           (B) the articles of  incorporation  of the  surviving
                  corporation may be amended in the merger to change the classes and series of shares and the number of shares that the surviving corporation is authorized to issue;

                  (vii) the directors of the corporation become or remain directors of the holding company on the effective time of the merger; and

                  (viii) the shareholders of the corporation will not recognize gain or loss for United States federal income tax purposes as determined by the board of directors of the corporation.

Business Combinations

Our Common Stock

         The CBCA does not specifically address business combinations with interested shareholders.

EAppliance Common Stock

         The TBCA contains provisions that restrict, for a period of three years, business combinations with interested shareholders, however eAppliance has elected not to be covered by these statutes, but it could do so at any time by amending the eAppliance Articles of Incorporation, with shareholder approval.

Amendments

Our Common Stock

         An amendment to our Articles of Incorporation will be approved if a majority of the shares represented and entitled to vote on the amendment approve the amendment.

         Under the CBCA, the directors may, with certain exceptions, amend the bylaws at any time to add, change, or delete a provision, unless the bylaws provide otherwise. In addition, our shareholders may amend the bylaws even though the bylaws may also be amended by the board of directors.

EAppliance Common Stock

         Under the eAppliance Articles of Incorporation, a majority vote of the outstanding shares of each voting group entitled to vote is required to amend the articles of incorporation.

         Under the eAppliance bylaws, the board of directors may amend, adopt or repeal the bylaws; however, the shareholders have the right to amend, repeal or adopt these same bylaws. Furthermore, shareholders may restrict the right of the board of directors to amend, alter or repeal a particular bylaw.

Dividends and Distributions

Our Common Stock

         Pursuant to Colorado law, distributions may be made to shareholders unless (a) the Company would not be able to pay its debts as they become due in the usual course of business, or (b) our total assets would be less than the sum of its total liabilities plus any amount owed, if it would be dissolved at the time of distribution, to shareholders with preferential rights superior to those receiving the distribution.

EAppliance Common Stock

         Under the TBCA and its articles, eAppliance is permitted to pay dividends or make other distributions with respect to its stock unless, after giving effect to the dividend or other distribution, either eAppliance would not be able to pay its debts as they become due in the usual course of business, or eAppliance's total assets would be less than the sum of its total liabilities plus eAppliance's stated capital.

Indemnification

Our Common Stock

         The CBCA permits that we may indemnify a person made a party to a proceeding because the person is or was a director, officer or employee against liability incurred in the proceeding if that person:

         (a)      conducted himself in good faith;

         (b) reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation's best interests; and (ii) in all other cases, that his conduct was at least not opposed to the corporation's best interests; and

         (c) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

         The conduct of a director or officer with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is deemed to be good faith conduct if such conduct was at least not opposed to the corporation's best interest. The conduct of a director or officer with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to be good faith conduct.

         Under the CBCA, a corporation may not indemnify a director in connection with (a) a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (b) any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

         Any indemnification provided by a corporation under the CBCA in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

         The CBCA also provides mandatory indemnification for a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, officer or employee against reasonable expenses incurred by him or her in connection with the proceeding.

EAppliance Common Stock

         The TBCA permits, and the eAppliance bylaws provide, that eAppliance may indemnify any director or officer of eAppliance for any liability and expense that may be incurred in connection with or resulting from any threatened, pending or completed civil, criminal, administrative or investigative action, suit or proceeding in which he may become involved by reason of his being or having been a director or officer of eAppliance; provided, that the person:

         (a)      conducted himself in good faith;

         (b) reasonably believed (i) in the case of conduct in his official capacity as a director or officer of the corporation, that his conduct was in the corporation's best interests; and (ii) in all other cases, that his conduct was at least not opposed to the corporation's best interests; and

         (c) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

         Under the TBCA, directors may not be indemnified in connection with and proceeding in which (a) the person is found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or (b) the person is found liable to the corporation.

         The TBCA also provides mandatory indemnification for an director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director or officer against reasonable expenses incurred by him or her in connection with the proceeding.

Inspection Rights

Our Common Stock

         Under the CBCA, a shareholder is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the following records of the corporation if the shareholder gives the corporation written demand at least five business days before the date on which the shareholder wishes to inspect and copy such records: (a) the articles of incorporation; (b) bylaws; (c) minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years; (d) all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group; (e) a list of the names and business addresses of its current directors and officers; (f) A copy of its most recent periodic report delivered to the Colorado Secretary of State; and (g) all annual and published financial statements prepared for periods ending during the last three years.

         In addition, but subject to certain procedural requirements described below, a shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder and gives the corporation written demand at least five business days before the date on which the shareholder wishes to inspect and copy (a) excerpts from minutes of any meeting of the board of directors or from records of any action taken by the board of directors without a meeting, minutes of any meeting of the shareholders or records of any action taken by the shareholders without a meeting, excerpts of records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, and waivers of notices of any meeting of the shareholders or the board of directors or any committee of the board of directors; (b) accounting records of the corporation; and (c) the record of shareholders required to be kept by the corporation under the CBCA. A shareholder may inspect and copy the above described records only if:

         (a) the shareholder has been a shareholder for at least three months immediately preceding the demand to inspect or copy or is a shareholder of at least five percent of all of the outstanding shares of any class of shares of the corporation as of the date the demand is made;

         (b) the demand is made in good faith and for a proper purpose;

         (c) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect; and

         (d) the records are directly connected with the described purpose.

EAppliance Common Stock

         The TBCA provides that any person who has been a shareholder for at least six months immediately preceding his demand, or is the holder of at least five per cent of all the outstanding shares of a corporation may, upon written demand, examine, in person or by agent, accountant, or attorney, and make extracts of its books and records of account, minutes, and share transfer records; provided the shareholder makes a written demand describing the purpose of the review, the demand is for a proper purpose, and the records are related to its purpose.

Voting Procedures

Our Common Stock

         Special Meetings. The CBCA permit special meetings of shareholders to be called by the president, the board of directors, upon the written demand for the meeting, stating the purpose or purposes for which it is to be held, by the holders of not less than on-tenth of all shares entitled to vote on the issue proposed to be considered at the meeting, or by legal counsel to the Company.

         Action Without Meeting. The CBCA allows the shareholders to act without a meeting by written consent upon the signing of a consent by all shareholders entitled to vote thereon setting forth the action to be taken.

EAppliance Common Stock

         Special Meetings. As permitted by the TBCA, eAppliance's bylaws permit special meetings of shareholders to be called by the chairman of the board, the president, the board of directors or upon the written request of the holders of at least ten percent (10%) of all the shares entitled to vote at the proposed special meeting.

         Action Without a Meeting. The TBCA permits shareholders of a Texas corporation to act without a meeting only by unanimous written consent of all shareholders entitled to vote on the action, unless otherwise provided by the articles of incorporation. EAppliance's Articles of Incorporation provide for action by written consent of the shareholders by less than unanimous written consent.

Dissenters' or Appraisal Rights

Our Common Stock

         The CBCA provides, subject to the exception below, that a shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party if:

                  (i) approval by the shareholders of that corporation is required under the CBCA or by the articles of incorporation for the merger; or

                  (ii) The corporation is a subsidiary that is merged with its parent corporation;

         (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

         (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section the CBCA; and

         (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to the CBCA.

         A shareholder is not entitled to dissent and obtain payment, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of the action.

EAppliance Common Stock

         The TBCA provides, subject to the exception below, that shareholders who comply with procedural requirements of the TBCA are entitled to dissent with respect to the shareholder's shares upon any (a) plan of merger for which shareholder approval is required and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise; (b) sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation if special authorization of the shareholders is required and the shareholders hold shares of a class or series that was entitled to vote thereon as a class or otherwise; (c) plan of exchange in which the shares of the corporation of the class or series held by the shareholder are to be acquired. eAppliance's Articles of Incorporation do not currently provide for dissenters' rights in any situation other than those enumerated above. A shareholder of a Texas corporation does not, however, have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if:

         (a) the shares held by the shareholder are part of a class or series, shares of which are on the record date fixed to determine the shareholders entitled to vote on the plan of merger or plan of exchange are listed on a national securities exchange, listed on the Nasdaq Stock Market or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not less than 2,000 holders;

         (b) the shareholder is not required by the terms of the plan of merger or plan of exchange to accept for the shareholder's shares any consideration that is different than the consideration (other than cash in lieu of fractional shares that the shareholder would otherwise be entitled to receive) to be provided to any other holder of shares of the same class or series of shares held by such shareholder; and

         (c) the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for the shareholder's shares any consideration other than:

                  (i)  shares  of  a  domestic  or  foreign   corporation  that,
         immediately after the effective time of the merger or exchange, will be part of a class or series, shares of which are:

                           (A) listed,  or authorized  for listing upon official
                  notice of issuance, on a national securities exchange;

                           (B) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or successor entity; or

                           (C) held of record by not less than 2,000 holders;

                  (ii) cash in lieu of fractional shares otherwise entitled to be received; or

                  (iii) any combination of the securities and cash previously described.

Liquidation/Dissolution

Our Common Stock

         Under the CBCA a dissolution may be initiated by the board of directors and approved by the holders of a majority of all the votes entitled to be cast on the Proposal.

EAppliance Common Stock

         Under  the  TBCA  and  eAppliance's   Articles  of   Incorporation,   a
dissolution may be initiated by the directors and approved by the holders of a majority of the outstanding voting shares of the corporation.

Derivative Actions

Our Common Stock

         Under the CBCA, no action may be brought by a shareholder in the right of a domestic corporation, and no action may be commenced in Colorado by a shareholder in the right of a foreign corporation, unless the plaintiff was a shareholder of the corporation at the time of the transaction of which the plaintiff complains or the plaintiff is a person upon whom shares or voting trust certificates thereafter devolved by operation of law from a person who was a shareholder at such time.

         In any action pending, instituted, or maintained in the right of any domestic or foreign corporation by a shareholder holding less than five percent of the outstanding shares of any class, unless the shares held have a market value in excess of twenty-five thousand dollars, the corporation in whose right the action is commenced is entitled, at any time before final judgment, to require the plaintiff to give security for the costs and reasonable expenses which may be directly attributable to and incurred by it in the defense of such action or may be incurred by other parties named as defendant for which it may become legally liable, but not including fees of attorneys. The amount of security required may from time to time be increased or decreased, in the discretion of the court, upon showing that the security provided has or may become inadequate or is excessive. If the court finds that the action was commenced without reasonable cause, the corporation shall have recourse to the security in such amount as the court shall determine upon the termination of such action.

EAppliance Common Stock

         The  TBCA  does  not  specifically   address   derivative   actions  by
shareholders.

Transferability

Our Common Stock

         Shares of our Common Stock are freely transferable, except for shares issued to our "affiliates" and shares deemed to be restricted securities under state and federal securities laws. Shares of our Common Stock currently trade on the Nasdaq OTC-Bulletin Board under the symbol "MBSC."

EAppliance Common Stock

         Shares of eAppliance common stock will be freely transferable, except for shares issued to "affiliates" of eAppliance and shares deemed to be restricted securities under state and federal securities laws. Upon completion of the Merger eAppliance common stock will trade on the Nasdaq OTC-Bulletin Board under the symbol "MBSC."

Fiduciary Duties

Our Common Stock

         Under Colorado law, directors are charged with the duty to exercise their powers in good faith and with a view to the interests of the corporation.

EAppliance Common Stock

         Under Texas law, the directors of eAppliance owe fiduciary duties of good faith, loyalty and fair dealing to its shareholders in its management of eAppliance's affairs.

Unanimous Board Recommendation

         Our Board of Directors believes that the approval of the transactions contemplated by the Plan of Merger, including the Merger, are in the Company's best interests and the best interests of our shareholders. Accordingly, our Board of Directors has unanimously approved the Plan of Merger, and recommends that our shareholders for Proposal III to approve the Reincorporation.

         The Company has been advised that shareholders owning an aggregate of at least 37,703,322 shares of Common Stock (constituting approximately 51.65% of the issued and outstanding shares of Common Stock of the Company as of December 13, 2001) and all shares of Series A Preferred Stock intend to vote in favor of Proposal III, thereby assuring that the approval of the Reincorporation.

                              STOCKHOLDER PROPOSALS

         Shareholders may submit Proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such Proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2003 Annual Meeting of Shareholders, such Proposals must be received by the Company not later than . Such Proposals should be directed to MB Software Corporation, 2225 E. Randol Mill Road, Suite 305, Arlington, Texas, 76011-6306, Attention:
Secretary.

                                 OTHER BUSINESS

         The Company does not intend to bring any business before the Meeting other than those described herein and at this date the Company has not been informed of any matters that may be presented at the Meeting by others; however, if any other matters properly come before the Meeting or any adjournment thereof, it is intended that the persons named in the this Information Statement will vote in accordance with their best judgment on such matters.

                                  MISCELLANEOUS

         All costs incurred in the mailing of this Information Statement will be borne by the Company. The Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of information materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

         The Annual Report to Shareholders of the Company and Quarterly Report, including financial statements for the fiscal year ended December 31, 2000 and the fiscal quarter ended September 30, 2001, accompanies this Information Statement. The Annual Report and Quarterly Report is not to be deemed part of this Information Statement.

                                             By Order of the Board of Directors



                                             Lucy J. Singleton
                                             Secretary
Arlington, Texas
__________, 2002

                      RESTRUCTURE AND SETTLEMENT AGREEMENT
                      ------------------------------------

         This Restructure and Settlement Agreement (the "Agreement"), dated as of November 5, 2001 (the "Signing Date"), is entered into by and among MB SOFTWARE CORPORATION, a Colorado corporation ("MBS"), HEALTHCARE INNOVATIONS, LLC, a Arkansas limited liability company ("MBS Sub"), IMAGINE INVESTMENTS, INC., a Delaware corporation ("Imagine"), and XHI2, INC., a Delaware corporation ("Imagine Sub").

                                    RECITALS
                                    --------

         WHEREAS, Imagine is the legal and beneficial owner and holder (as assignee of Stone Capital, Inc., a Delaware corporation ("Stone"), pursuant to that certain assignment effective as of November 5, 2001 from Stone to Imagine) of that certain Renewal Unsecured Promissory Note, dated July 15, 1998, issued by MBS Sub originally payable to the order of Stone in the original principal amount of $300,000.00, and bearing interest and requiring payment in accordance with the terms set forth therein, for which all principal and accrued but unpaid interest is past due and payable as of the Signing Date (the "$300,000 Note"); and

         WHEREAS, Imagine is the legal and beneficial owner and holder of that certain Promissory Note, dated August 1, 1997, issued by MBS payable to the order of Imagine in the original principal amount of $500,000.00, and bearing interest and requiring payment in accordance with the terms set forth therein, for which all principal and accrued but unpaid interest is past due and payable as of the Signing Date (the "$500,000 Note"); and

         WHEREAS, Imagine is the legal record and beneficial owner and holder of an aggregate of 340,000 shares of the issued and outstanding shares of the Series A Senior Cumulative Convertible Participating Preferred Stock, par value $10.00 per share, of MBS, for which all accrued dividends are past due and payable as of the Signing Date (the "MBS Preferred Shares"); and

         WHEREAS, Imagine is the legal and beneficial owner and holder of that certain Promissory Note, dated April 1, 1998, issued by MBS payable to the order of Imagine in the original principal amount of $1,400,000.00, and bearing interest and requiring payment in accordance with the terms set forth therein, of which the principal amount was previously exchanged for the MBS Preferred Shares by mutual agreement of MBS and Imagine, but for which all accrued but unpaid interest is past due and payable as of the Signing Date (the "$1,400,000 Note") (the $300,000 Note, $500,000 Note, MBS Preferred Shares and $1,400,000 Note are sometimes referred to herein collectively as the "Imagine Exchanged Assets"); and

         WHEREAS, the authorized capital stock of MBS includes 150,000,000 shares of common stock, par value $0.001 per share (the "MBS Common Shares"); and

         WHEREAS, MBS Sub is the legal record and beneficial owner and holder of 100% of the issued and outstanding membership interests (the "NFPM Membership Interests") of N.F.P.M., LLC, a Arkansas limited liability company that does business in the State of Florida as North Florida Physical Medicine Associates ("NFPM"); and

         WHEREAS, MBS Sub is currently in default under the terms of the $300,000 Note, and MBS is currently in default under the terms of the $500,000 Note, MBS Preferred Shares and $1,400,000 Note; and

         WHEREAS, Imagine has made demand against MBS and MBS Sub with respect to such defaults under the Imagine Exchanged Assets, but MBS and MBS Sub have refused to pay and perform in response to such demand; and

         WHEREAS, MBS and MBS Sub, on the one hand, and Imagine, on the other hand, now mutually desire to resolve all claims between them with respect to the Imagine Exchanged Assets, in order to avoid the expense and uncertainty of litigation and to buy peace, upon the terms and subject to the conditions set forth herein; and

         WHEREAS, Imagine Sub is a wholly owned Subsidiary of Imagine and is entering into this Agreement for the purposes of and in anticipation of taking title to some or all of the MBS Common Shares and NFPM Membership Interests upon the Closing (as defined in Section 2.1(a) hereof).

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants set forth in this Agreement, and the other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS
                                   -----------

1.1      Definitions.  As used in this Agreement,  the terms defined in Schedule
1.1 attached hereto have the meanings given to them therein (unless specifically defined or the context clearly requires otherwise). Other terms may be defined elsewhere herein and have the meanings so given to them.

                                  ARTICLE II.
                    CLOSING; OBLIGATION TO CLOSE; TERMINATION
                    -----------------------------------------

2.1      Closing.

         (a) Closing Date. Unless this Agreement shall have been terminated pursuant to the provisions of Section 2.3(a) or Section 2.3(b) hereof, the closing for the consummation of the Transaction (the "Closing") shall take place at the offices of Munsch Hardt Kopf & Harr, P.C., located at 4000 Fountain Place, 1445 Ross Avenue, Dallas, Texas 75202-2790, at 10:00 a.m., local time, as soon as practicable (but, in any event, no later than the tenth day) after Imagine and Imagine Sub receive notice (the "Closing Notice") from MBS and MBS Sub, acting together, that (i) the Termination Trigger Condition under Section 2.2(a)(i) has been satisfied, and (ii) including a statement as to whether MBS and MBS Sub reasonably believe that all the other Termination Trigger Conditions under Section 2.2(a) can and will be satisfied at and as of the Closing, but subject to Imagine and Imagine Sub receiving the Special Closing Deliveries (as defined in Section 2.2(b) hereof) at the Closing, or on such other date and time mutually agreed upon in writing by the parties. The date on which the Closing actually occurs is referred to herein as the "Closing Date".

         (b) Effective Time. The Transaction shall be effective for Tax, accounting and all other purposes as of 12:01 a.m., local time, on the Closing Date (the "Effective Time"), unless otherwise mutually agreed upon in writing by the parties.

         (c) Closing by Fax/Fed Ex. The parties may mutually agree to close the Transaction via facsimile, with executed original Transaction Documents to be sent to the appropriate party (or its legal counsel) via Federal Express (or other nationally recognized guaranteed and receipted next day delivery service) or local courier service.

         (d) Effect of Failure to Close.  Subject to the  provisions  of Section
2.3 hereof,  failure to consummate the  Transaction on the date  contemplated by
Section 2.1(a) hereof will not result in the termination of this Agreement and will not relieve any party of any obligation hereunder.

2.2      Obligation of Imagine and Imagine Sub to Close.

         (a) Termination Trigger Conditions. The obligation of each of Imagine and Imagine Sub to close on the Closing Date hereunder is subject to the existence or satisfaction of the following conditions (any of which may, in such party's sole discretion, be waived in writing) on and as of the Closing Date or such other applicable date (the "Termination Trigger Conditions"):

                  (i) Requisite Approval. Within 180 days following the Signing Date, the Requisite MBS Approval and Requisite MBS Sub Approval shall have been obtained. Each of MBS and MBS Sub shall give Imagine and Imagine Sub notice of each such approval on the next Business Day after such approval is obtained;

                  (ii) Solvency. Each of MBS and MBS Sub shall be Solvent;

                  (iii) Special Representations and Warranties. The representations and warranties made by MBS and MBS Sub in Article VI hereof (but not including any of the Supplemental Representations and Warranties (as defined in Section 9.9 hereof) unless specifically agreed otherwise in writing by the parties hereto) shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of such date;

                  (iv) Ordinary Course of Business. The business of NFPM shall have only been operated in the Ordinary Course of Business during the period between the Signing Date and the Closing Date and NFPM shall not have entered into or remained a party to any Contract with Dr. Ronald Dennie that is binding on or enforeceable against NFPM following the Closing Date without obtaining the prior written Consent of Imagine and Imagine Sub; and

                  (v) Legal Matters. There must not have been entered against any of MBS, MBS Sub, Imagine, Imagine Sub, or NFPM, or any of their respective Subsidiaries or Affiliates, any judgment, order, writ, injunction, or decree issued by any Governmental Entity that has the effect of preventing, delaying, making illegal, or otherwise interfering with the consummation of the Transaction.

         (b) Special Closing Deliveries. If the Termination Trigger Conditions are satisfied, at the Closing, MBS and MBS Sub shall deliver, or cause to be delivered, the following items to Imagine and Imagine Sub (the "Special Closing Deliveries"):

                  (i) Secretary's Certificates. The Secretary's Certificate of each of MBS and MBS Sub, in the form attached hereto as Exhibit A, in the event of a Closing under either Alternative Transaction A or Alternative Transaction B;

                  (ii) Solvency Certificates. The Solvency Certificate of each of MBS and MBS Sub, in the form attached hereto as Exhibit B, in the event of a Closing under either Alternative Transaction A or Alternative Transaction B;

                  (iii) Special Closing Certificates. The Special Closing Certificate of each of MBS and MBS Sub, in the form attached hereto as Exhibit C, in the event of a Closing under either Alternative Transaction A or Alternative Transaction B;

                  (iv) Alternative Transaction A. In the event of a Closing under Alternative Transaction A, in addition to all of the foregoing items: (A) the written resignations of the officers and managers of NFPM effective as of the Closing Date; (B) an assignment of membership interests, pursuant to which Imagine or Imagine Sub, as the case may be, is admitted as the sole member of NFPM; and (C) the stock certificate or certificates of MBS representing the MBS Common Shares to be issued to Imagine or Imagine Sub, as the case may be, hereunder; and

                  (v) Alternative Transaction B. In the event of a Closing under Alternative Transaction B, in addition to any of the foregoing applicable items, the stock certificate or certificates of MBS representing the MBS Common Shares to be issued to Imagine or Imagine Sub, as the case may be, hereunder.

2.3      Termination by Parties.

         (a) Termination Events of Imagine and Imagine Sub. This Agreement may be terminated by Imagine and Imagine Sub, acting together, by notice to MBS and MBS Sub given prior to or at the Closing, if:

                  (i) The Closing has not occurred on or before the 195th day following the Signing Date, unless mutually agreed otherwise by the parties;

                  (ii) (A) The Termination Trigger Condition under Section 2.2(a)(i) hereof has not been satisfied by the 195th day following the Signing Date or, (B) the Closing Notice has not been received by the 180th day following the Signing Date, or (C) satisfaction of any of the Termination Trigger Conditions is or becomes impossible (other than as a result of some act or failure to act by either Imagine or Imagine
         Sub); or

                  (iii) Imagine and Imagine Sub fail to receive any of the Special Closing Deliveries at the Closing (other than as a result of some act or failure to act by either Imagine or Imagine Sub).

         (b) Termination Events of MBS and MBS Sub. This Agreement may be terminated by MBS and MBS Sub, acting together, by notice to Imagine and Imagine Sub given prior to or at the Closing, if the Closing has not occurred on or before the 195th day following the Signing Date, unless mutually agreed otherwise by the parties.

         (c) Effect of Termination. The rights of the parties to terminate under
Section 2.3(a) or Section 2.3(b) hereof, as the case may be, are in addition to any other rights they may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to either Section 2.3(a) or Section 2.3(b), all further obligations of the parties under this Agreement will terminate, except that the obligations in Section 9.2(c), Section 9.2(d), Section 13.2 and Section
13.9 of this Agreement will survive; provided, however, that if this Agreement is terminated by Imagine and Imagine Sub, on the one hand, or MBS and MBS Sub, on the other hand, because of the breach of this Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement are not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all remedies will survive such termination unimpaired.

                                  ARTICLE III.
                       ALTERNATIVE TRANSACTION STRUCTURES
                       ----------------------------------

3.1      Determination of Alternative Transaction Structure.

         (a) Imagine and Imagine Sub Entitled to Terminate. In the event Imagine and Imagine Sub are entitled to terminate this Agreement pursuant to Section 2.3(a) hereof, but elect not to for whatever reason, as determined in their sole discretion, Imagine and Imagine Sub, acting together, shall make an election to close under the terms and conditions of Alternative Transaction A or Alternative Transaction B, by giving MBS and MBS Sub notice thereof (the "Election Notice")
(i) within five days after receiving the Closing Notice from MBS and MBS Sub, or
(ii) at any other time on or prior to the Closing Date.

         (b) Imagine and Imagine Sub Not Entitled to Terminate. In the event Imagine and Imagine Sub are not entitled to terminate this Agreement pursuant to
Section 2.3(a) hereof, but for whatever reason, as determined in their sole discretion, do not want to close under the terms and conditions of Alternative Transaction A, Imagine and Imagine Sub, acting together, shall give MBS and MBS Sub notice thereof (the "Alternative Transaction B Notice") no less than five days after receiving the Closing Notice. Imagine and Imagine Sub shall be obligated to close under the terms and conditions of Alternative Transaction A if they fail to timely give the Alternative Transaction B Notice.

3.2 Terms and Conditions of Alternative Transaction Structures. The terms and conditions of Alternative Transaction A are set forth in Article IV of this Agreement ("Alternative Transaction A"), and the terms and conditions of
Alternative Transaction B are set forth in Article V of this Agreement ("Alternative Transaction B"). In addition to the terms and conditions set forth in those Articles for each transaction structure, the parties shall be obligated to comply with their other obligations under this Agreement, but the failure to comply will not result in any party having a right to terminate this Agreement, except for the limited termination rights of Imagine and Imagine Sub under
Section 2.3(a) hereof, and MBS and MBS under Section 2.3(b) hereof. Notwithstanding the provisions of Article XII, the failure of any of the parties to make the deliveries at Closing required thereby (other than those required under Section 2.2(b) hereof) shall not affect the Closing or give any other party the right to terminate this Agreement.

                                  ARTICLE IV.
                            ALTERNATIVE TRANSACTION A
                            -------------------------

         A Closing that occurs under Alternative Transaction A shall be upon and subject to the following terms and conditions:

4.1 Exchanges, Transfers and Issuances. At the Effective Time, in exchange for the Imagine Exchanged Assets, (a) MBS will issue 4,500,000 shares of the MBS Common Shares to Imagine or Imagine Sub, as the case may be (subject to appropriate adjustment for any reclassification, stock split, reverse stock split, stock dividend, or other similar change in the capital structure of MBS becoming effective between the Signing Date and Closing Date), and (b) MBS Sub will transfer, convey and assign the NFPM Membership Interests to Imagine or Imagine Sub, as the case may be.

4.2 Transfers Prior to Closing. At the request of and in accordance with the instructions given by Imagine or Imagine Sub, MBS and MBS Sub shall, for the purposes of and at any time prior to the Closing, transfer, assign and delegate between themselves all or any portion of their respective rights and obligations under or with respect to the MBS Common Shares and the NFPM Membership Interests. Each of MBS and MBS Sub acknowledge that Imagine and Imagine Sub also may, for the purposes of and at any time prior to the Closing, transfer, assign and delegate between themselves all or any portion of their respective rights and obligations under or with respect to any of the Imagine Exchanged Assets.

4.3 Exchange, Transfer and Issuance Procedures. To effect the exchanges, transfers and issuances of debt and equity described in Section 4.1 hereof, (a) MBS and MBS Sub will deliver to Imagine and Imagine Sub at the Closing the various certificates, instruments and documents identified or referred to in
Section 2.2(b) and Section 12.1(a) hereof, and (b) Imagine and Imagine Sub will deliver to MBS and MBS Sub at the Closing the various certificates, instruments and documents identified or referred to in Section 12.3(a) hereof.

4.4 Establishment of Holdback Fund. Notwithstanding any other provision hereof to the contrary, at the Closing, an aggregate of 2,000,000 shares out of the 4,500,000 shares of MBS Common Shares to be issued to Imagine or Imagine Sub, as the case may be, pursuant to Section 4.1 hereof (the "Holdback Shares") shall not be issued to Imagine or Imagine Sub, as the case may be, but instead shall be delivered to, and directly deposited with, any person willing to serve as escrow agent that is acceptable to Imagine and Imagine Sub, in their sole discretion, including without limitation, any of Imagine, Imagine Sub, or any other their respective Affiliates or Subsidiaries (the "Escrow Agent"), in escrow for the account and future potential benefit of Imagine or Imagine Sub, as the case may be. The stock certificate representing the Holdback Shares shall be registered as follows: "[Escrow Agent], f/b/o Imagine Investments, Inc. or XHI2, Inc." All the Holdback Shares delivered to the Escrow Agent, together with all subsequent dividends or distributions (whether cash, stock, or other property) with respect to such shares (the "Additional Shares"), shall be held in escrow and while deposited with the Escrow Agent are referred to herein collectively as the "Holdback Fund". The Holdback Fund shall held by the Escrow Agent subject to the provisions of an Escrow Agreement, which addresses the release of the Holdback Fund in a manner consistent with the obligations of the parties under the other provisions of this Agreement, requires Imagine and Imagine Sub to execute and deposit with the Escrow Agent at least three stock powers, duly executed in blank for transfer of the Holdback Shares on the records of MBS, and that otherwise is in a mutually agreeable form and substance (the "Escrow Agreement").

4.5      Post-Closing Transaction Consideration Adjustment;  Release of Holdback
         Fund.

         (a) Trigger Event; Sale of NFPM. To the extent that a sale of all the NFPM Membership Interests is consummated by Imagine or Imagine Sub, as the case may be, within 180 days following the Closing Date, Imagine or Imagine Sub, as the case may be, shall either be entitled to retain or obligated to return to MBS all or that certain number of the Holdback Shares, together with any Additional Shares related thereto, in the Holdback Fund, as determined pursuant to the following provisions:

                  (i) In the event the Net Sales Proceeds (as defined in Section 4.5(c) hereof) equal or exceed $5,400,000, Imagine or Imagine Sub, as the case may be, shall be obligated to return to MBS all of the Holdback Shares, together with any Additional Shares related thereto, in the Holdback Fund.

                  (ii) In the event the Net Sales Proceeds are equal to or less than $4,320,000.99, Imagine or Imagine Sub, as the case may be, shall be entitled to retain all of the Holdback Shares, together with any Additional Shares related thereto, in the Holdback Fund.

                  (iii) In the event the Net Sales Proceeds are greater than $4,320,000.99, but less than $5,400,000, Imagine or Imagine Sub, as the case may be, shall be entitled to retain the number of Holdback Shares, and Imagine or Imagine Sub, as the case may be, shall be obligated to return to MBS all of the other Holdback Shares, in each case together with any Additional Shares related thereto in the Holdback Fund, as determined based on the following schedule:

                                                  Number of Holdback
                                             Shares Imagine or Imagine Sub
 Net Sales Proceeds                  Entitled to Retain      Obligated to Return
 ------------------                  ------------------      -------------------

 From $4,320,001 to $4,440,000.99       1,800,000                 200,000
 From $4,440,001 to $4,560,000.99       1,600,000                 400,000
 From $4,560,001 to $4,680,000.99       1,400,000                 600,000
 From $4,680,001 to $4,800,000.99       1,200,000                 800,000
 From $4,800,001 to $4,920,000.99       1,000,000               1,000,000
 From $4,920,001 to $5,040,000.99         800,000               1,200,000
 From $5,040,001 to $5,160,000.99         600,000               1,400,000
 From $5,160,001 to $5,280,000.99         400,000               1,600,000
 From $5,280,001 to $5,399,999.99         200,000               1,800,000

         (b) 50/50 Split of Excess Net Sales Proceeds. To the extent that a sale of all the NFPM Membership Interests is consummated by Imagine or Imagine Sub, as the case may be, within 180 days following the Closing Date, in addition to the return of all of the Holdback Shares, together with any Additional Shares related thereto, in the Holdback Fund as required by Section 4.5(a) hereof, in the event the Net Sales Proceeds exceed $5,400,000, MBS will be entitled to receive, and Imagine or Imagine Sub, as the case may be, shall be obligated to pay to MBS, an amount equal to 50% of the Net Sales Proceeds in excess of $5,400,000. Imagine or Imagine Sub, as the case may be, shall pay and deliver to MBS any amount due under this Section 4.5(b) as and within 10 Business Days after, Imagine or Imagine Sub, as the case may be, receives any of the Net Sales Proceeds (whether in a lump sum or installments).

         (c) Total Consideration Adjustment. Any return of Holdback Shares under
Section 4.5(a) hereof and any amount paid pursuant to Section 4.5(b) hereof, shall be treated as a reduction in the aggregate transaction consideration paid by MBS or MBS Sub, as the case may be, and received by Imagine or Imagine Sub, as the case may be, hereunder.

         (d) Net Sales Proceeds. As used in this Agreement, the term "Net Sales Proceeds" means (i) the total consideration that is received, directly or indirectly, by Imagine or Imagine Sub, as the case may be, as payment for the acquisition of all the NFPM Membership Interests by a third party, less (ii) the sum of (A) all indebtedness or other liabilities of NFPM not assumed by the purchaser, (B) all costs and expenses, including fees of accountants, attorneys and other advisors incurred by Imagine, Imagine Sub, or NFPM, as the case may be, in connection with such transaction and (C) all fees or commissions paid to brokers, finders, or investment bankers in connection with such transaction.

4.6 Valuation of Transaction Consideration. Within 60 days following the Signing Date, Imagine shall prepare and deliver to MBS and MBS Sub a schedule (the "Valuation/Allocation Schedule [Alternative Transaction A]") setting forth Imagine's proposed relative fair market values and allocations of the aggregate transaction consideration among the Imagine Exchanged Assets, MBS Common Shares and NFPM Membership Interests involved in the Transaction for accounting, Tax and all other purposes (which shall not be in violation of MBS' obligations under applicable provisions of the Colorado Act), assuming that the Closing would occur under Alternative Transaction A. In the event MBS and MBS Sub disagree with the Valuation/Allocation Schedule [Alternative Transaction A], or any part thereof, based solely on the good faith belief that Imagine's proposed valuation and allocation (i) will not be as favorable to MBS or MBS Sub from a Tax standpoint as an alternative valuation and allocation, or (ii) will violate applicable provisions of the Colorado Act, MBS and MBS Sub, acting together, shall give Imagine notice, within 15 days after the date on which the first of MBS and MBS Sub received the Valuation/Allocation Schedule [Alternative Transaction A], proposing the alternative valuation and allocation preferred by MBS and MBS Sub from a Tax standpoint or under the Colorado Act. If MBS and MBS Sub do not give notice within such 15-day period, the Valuation/Allocation Schedule [Alternative Transaction A] as proposed by Imagine shall become final and binding on MBS and MBS Sub. In the event the parties are unable to reach agreement by negotiating in good faith within 30 days after Imagine and Imagine Sub receive MBS and MBS Sub's proposed alternative valuation and allocation, the disagreement shall be resolved as soon as practicable by the mediation and binding arbitration provisions in Section 13.9 hereof. The final Valuation/Allocation Schedule [Alternative Transaction A] shall be initialed by the parties and attached hereto as Schedule 4.6 at the Closing. Unless mutually agreed otherwise, no party will take any position on any Tax Return, upon examination or audit of any Tax Return, in any claim for a Tax refund, or otherwise that is consistent with the valuations and allocations set forth on
Schedule 4.6. Prior to the Closing, the Valuation/Allocation Schedule [Alternative Transaction A] will be updated to the Closing Date as necessary to reflect any payments on any of the Imagine Exchanged Assets and any additional interest or dividends accruing between the date such schedule is prepared and the Closing Date using the same methodology followed in preparing the initial
Schedule 4.6.

                                   ARTICLE V.
                            ALTERNATIVE TRANSACTION B
                            -------------------------

         A Closing that occurs under Alternative Transaction B shall be upon and subject to the following terms and conditions:

5.1 Exchanges, Transfers and Issuances. At the Effective Time, in exchange for the Imagine Exchanged Assets, MBS will issue 9,000,000 shares of the MBS Common Shares to Imagine or Imagine Sub, as the case may be (subject to appropriate adjustment for any reclassification, stock split, reverse stock split, stock dividend, or other similar change in the capital structure of MBS becoming effective between the Signing Date and Closing Date).

5.2 Transfers Prior to Closing. At the request of and in accordance with the instructions given by Imagine or Imagine Sub, MBS and MBS Sub shall, for the purposes of and at any time prior to the Closing, transfer, assign and delegate between themselves all or any portion of their respective rights and obligations under or with respect to the MBS Common Shares and the NFPM Membership Interests. Each of MBS and MBS Sub acknowledge that Imagine and Imagine Sub also may, for the purposes of and at any time prior to the Closing, transfer, assign and delegate between themselves all or any portion of their respective rights and obligations under or with respect to any of the Imagine Exchanged Assets.

5.3 Exchange, Transfer and Issuance Procedures. To effect the exchanges, transfers and issuances of debt and equity described in Section 5.1 hereof, (a) MBS and MBS Sub will deliver to Imagine and Imagine Sub at the Closing the various certificates, instruments and documents identified or referred to in
Section 2.2(b) and Section 12.1(b) hereof, and (b) Imagine and Imagine Sub will deliver to MBS and MBS Sub at the Closing the various certificates, instruments and documents identified or referred to in Section 12.3(b) hereof.

5.4 Valuation of Transaction Consideration. Within 60 days following the Signing Date, Imagine shall prepare and deliver to MBS and MBS Sub a schedule (the "Valuation/Allocation Schedule [Alternative Transaction B]") setting forth Imagine's proposed relative fair market values and allocations of the aggregate transaction consideration among the Imagine Exchanged Assets and MBS Common Shares involved in the Transaction for accounting, Tax and all other purposes (which shall not be in violation of MBS' obligations under applicable provisions of the Colorado Act),, assuming that the Closing would occur under Alternative Transaction B. In the event MBS and MBS Sub disagree with the Valuation/Allocation Schedule [Alternative Transaction B], or any part thereof, based solely on the good faith belief that Imagine's proposed valuation and allocation (i) will not be as favorable to MBS or MBS Sub from a Tax standpoint as an alternative valuation and allocation, or (ii) will violate applicable provisions of the Colorado Act, MBS and MBS Sub, acting together, shall give Imagine notice, within 15 days after the date on which the first of MBS and MBS Sub received the Valuation/Allocation Schedule [Alternative Transaction B], proposing the alternative valuation and allocation preferred by MBS and MBS Sub from a Tax standpoint or under the Colorado Act. If MBS and MBS Sub do not give notice within such 15-day period, the Valuation/Allocation Schedule [Alternative Transaction B] as proposed by Imagine shall become final and binding on MBS and MBS Sub. In the event the parties are unable to reach agreement by negotiating in good faith within 30 days after Imagine and Imagine Sub receive MBS and MBS Sub's proposed alternative valuation and allocation, the disagreement shall be resolved as soon as practicable by the mediation and binding arbitration provisions in Section 13.9 hereof. The final Valuation/Allocation Schedule [Alternative Transaction B] shall be initialed by the parties and attached hereto as Schedule 5.4 at the Closing. Unless mutually agreed otherwise, no party will take any position on any Tax Return, upon examination or audit of any Tax Return, in any claim for a Tax refund, or otherwise that is consistent with the valuations and allocations set forth on Schedule 5.4. Prior to the Closing, the Valuation/Allocation Schedule [Alternative Transaction B] will be updated to the Closing Date as necessary to reflect any payments on any of the Imagine Exchanged Assets and any additional interest or dividends accruing between the date such schedule is prepared and the Closing Date using the same methodology followed in preparing the initial Schedule 5.4.

                                  ARTICLE VI.
                REPRESENTATIONS AND WARRANTIES OF MBS AND MBS SUB
                -------------------------------------------------


         MBS and MBS Sub hereby, jointly and severally, represent and warrant to Imagine and Imagine Sub that, except as disclosed in the disclosure schedule attached hereto, which shall be arranged in paragraphs corresponding to the numbered and lettered sections of this Article VI (the "MBS/MBS Sub Signing Date Disclosure Schedule"), each of the following statements is true and accurate in all respects on the Signing Date and will be true and accurate on and as of the Closing Date:


                         REPRESENTATIONS AND WARRANTIES
                            REGARDING MBS AND MBS SUB

6.1 Organization and Qualification of MBS and MBS Sub. MBS is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. MBS Sub is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Arkansas. Each of MBS and MBS Sub has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its assets or properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing could not reasonably be expected to materially adversely affect the ability of MBS or MBS Sub to close the Transaction or of Imagine and Imagine Sub to receive the title to any of the MBS Common Shares or NFPM Membership Interests required hereunder.

6.2 Authority of MBS and MBS Sub. Each of MBS and MBS Sub has full power, legal right, capacity and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations under this Agreement and the other Transaction Documents to which it is a party. The execution and delivery of this Agreement by each of MBS and MBS Sub and the performance by each of MBS and MBS Sub of its obligations hereunder, including the consummation of the Transaction, have been duly authorized by all necessary corporate or limited liability company, as the case may be, action and no other corporate or limited liability company, as the case may be, proceedings on the part of either of MBS or MBS Sub are necessary to authorize this Agreement or to consummate the Transaction, except for obtaining the Requisite MBS Approval (other than of the directors, which has been obtained) and the Requisite MBS Sub Approval (other than of the managers, which has been obtained). Each of this Agreement and the other Transaction Documents to which either of MBS or MBS Sub is a party has been, or upon Closing will then have been, duly executed and delivered by such party and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes, or will upon Closing constitute, the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms. Each of MBS and MBS Sub will take, or cause to be taken, all action necessary to consummate the Transaction.

6.3      Capitalization of MBS and MBS Sub.

         (a) The MBSS Common Shares to be issued to Imagine or Imagine Sub, as the case may be, pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable, and free of and clear of all Liens and preemptive or similar rights in favor of any other person.

         (b) There are no voting trusts or other Contracts to which any of MBS or MBS Sub is a party with respect to the voting of the capital stock, membership interests, or other equity interests of any of MBS or MBS Sub.

6.4      No Conflict; Required Filings and Consents for MBS or MBS Sub.

         (a) The execution and delivery of this Agreement by each of MBS and MBS Sub does not, and the performance by each of MBS and MBS Sub of their respective obligations hereunder, including consummation of the Transaction, will not, require either of MBS or MBS Sub to obtain any Consent or order of, or to make any filing with or notification to, any Governmental Entity, other than filings under the Securities Act, Exchange Act, or as required by the National Association of Securities Dealers, Inc. ("NASD"), and except where the failure to obtain such Consents or orders, or to make such filings or notifications could not reasonably be expected to cause a MBS/MBS Sub Material Adverse Effect or to prevent the any of MBS or MBS Sub from performing its respective obligations under this Agreement.

         (b)  Assuming  that all  Consents  contemplated  by the  exceptions  to
Section 6.4(a) hereof are obtained or made, as the case may be, the execution and delivery of this Agreement by each of MBS and MBS Sub does not, and the performance by each of MBS and MBS Sub of their respective obligations hereunder, including consummation of the Transaction, will not (i) conflict with or violate the MBS Organizational Documents or MBS Sub Organizational Documents,
(ii) conflict with or violate any applicable Legal Requirement, or any judgment, order, or decree applicable to either of MBS or MBS Sub or by or to which any of their respective assets or properties is bound or subject, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or require payment under, or result in the creation of a Lien on any of the assets or properties of any of MBS or MBS Sub pursuant to, any Contract or Governmental Authorization to which any of MBS or MBS Sub is a party or by or to which any of MBS or MBS Sub or any of their respective assets or properties is bound or subject.

                  REPRESENTATIONS AND WARRANTIES REGARDING NFPM
                  ---------------------------------------------

6.5 Organization and Qualification of NFPM. NFPM is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Arkansas. NFPM has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in the State of Florida and each other jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its assets or properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing could not reasonably be expected to have a NFPM Material Adverse Effect. NFPM does not have any Subsidiaries or own capital stock or any other equity interests of any corporation, partnership, joint venture, limited liability company or other person.

6.6      Organizational Documents of  NFPM. MBS and MBS  Sub  have  delivered to
Imagine and Imagine Sub true, accurate and complete copies of the NFPM Organizational Documents, each as amended through and in effect on the Signing Date. NFPM is not in breach, default, or other violation of any of the provisions of its NFPM Organizational Documents. To the knowledge of MBS or MBS Sub, no officer, manager, or other person is in breach, default, or violation of any of the provisions of the NFPM Organizational Documents. The officers and managers of NFPM in office on the Signing Date, and the title and term of office thereof, are listed in Section 6.6 of the MBS/MBS Sub Signing Date Disclosure Schedule, and each such officer and manager was duly elected or appointed in full compliance with the NFPM Organizational Documents and any applicable Legal Requirements.

6.7      Capitalization of NFPM.

         (a) The authorized equity interests of MBS Sub consist of one class of membership interests. All 100% of the issued and outstanding membership interests of NFPM are owned and held legally of record and beneficially by MBS Sub.

         (b) All of the issued membership interests of NFPM have been duly authorized, validly issued and fully paid and nonassessable, and have not been issued in violation of the Securities Act or any similar Legal Requirements, or in violation of (nor are any of the authorized equity interests of NFPM subject to) any preemptive or similar rights created by applicable Legal Requirements or the NFPM Organizational Documents, or any agreement to which NFPM is a party or is bound, and all such issued membership interests of NFPM are owned free and clear of all Liens, other than any such restrictions on transfer set forth in the Operating Agreement.

         (c) The NFPM Membership Interests to be transferred to Imagine or Imagine Sub, as the case may be, pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable, and free of and clear of all Liens and preemptive or similar rights in favor of any third party.

         (d) There are no voting trusts or other Contracts to which any of MBS, MBS Sub, or NFPM is a party with respect to the voting of the membership interests of NFPM.

         (e) No bonds, debentures, notes, or other indebtedness of NFPM having the right to vote (or convertible into or exchangeable or exercisable for equity interests having the right to vote) on any matters on which members of NFPM may vote (the "NFPM Voting Debt") are issued or outstanding.

         (f) Other than pursuant to the provisions of the Operating Agreement, there are no options, warrants or other rights (including, but not limited to, registration rights), agreements, arrangements or commitments of any character to which NFPM is a party relating to the issued or unissued membership interests or other equity interests of NFPM or obligating NFPM to grant, issue, or sell any membership interests, NFPM Voting Debt, or other equity interests of NFPM.

         (g) There are no obligations, contingent or otherwise, of NFPM (i) to repurchase, redeem, or otherwise acquire any membership interests or other equity interests of NFPM, or (ii) (other than advances to wholly owned Subsidiaries, if any, in the ordinary course of business) to provide funds to, or to make any investment in (in the form of a loan, capital contribution, or otherwise), or to provide any guarantee with respect to the obligations of, any Subsidiary of NFPM or any other person.

         (h) NFPM (i) does not directly or indirectly own, (ii) has not agreed to purchase or otherwise acquire, and (iii) does not hold any interest convertible into or exchangeable or exercisable for, any membership interests or other equity interest of any corporation, partnership, joint venture, limited liability company, or other person.

         (i) Except for any Contracts between NFPM and its wholly owned Subsidiaries, if any, or between such wholly owned Subsidiaries, there are no Contracts of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on, or calculated in accordance with, the revenues or earnings of NFPM or any of its Subsidiaries.

         (j) There are no voting trusts, proxies, or other Contracts to which NFPM is a party or by which NFPM is bound with respect to the voting of any shares of capital stock or other equity interests of NFPM.


                                  ARTICLE VII.
            REPRESENTATIONS AND WARRANTIES OF IMAGINE AND IMAGINE SUB
            ---------------------------------------------------------

         Imagine and Imagine Sub hereby, jointly and severally, represent and warrant to MBS and MBS Sub that, except as disclosed in the disclosure schedule attached hereto, which shall be arranged in paragraphs corresponding to the numbered and lettered sections of this Article VII (the "Imagine/Imagine Sub Signing Date Disclosure Schedule"), each of the following statements is true and accurate in all respects on the Signing Date and will be true and accurate on and as of the Closing Date:

7.1 Organization and Qualification of Imagine and Imagine Sub. Imagine is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Imagine Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Imagine and Imagine Sub has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its assets or properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing could not reasonably be expected to have a Imagine/Imagine Sub Material Adverse Effect. Imagine and Imagine Sub have delivered to MBS and MBS Sub true, accurate and complete copies of the Articles of Incorporation and Bylaws (or equivalent organizational documents) of each of Imagine and Imagine Sub, each as amended through and in effect on the Signing Date.

7.2 Authority of Imagine and Imagine Sub.Each of Imagine and Imagine Sub has full power, legal right, capacity and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to perform its obligations under this Agreement and the other Transaction Documents to which it is a party. The execution and delivery of this Agreement by each of Imagine and Imagine Sub and the performance by each of Imagine and Imagine Sub of its obligations hereunder, including the consummation of the Transaction, have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of either of Imagine or Imagine Sub are necessary to authorize this Agreement or to consummate the Transaction. Each of this Agreement and the other Transaction Documents to which either of Imagine or Imagine Sub is a party has been, or upon Closing will then have been, duly executed and delivered by such party and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, constitutes, or will upon Closing constitute, the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms. Each of Imagine and Imagine Sub will take, or cause to be taken, all action necessary to consummate the Transaction.

7.3      Certain Securities Law Matters for Imagine and Imagine Sub.

         (a) Each of Imagine and Imagine Sub, either alone or with his purchaser representative as defined in Rule 501(h) under the Securities Act, if any, has substantial experience in evaluating and investing in private placement transactions so that such party is capable of evaluating the merits and risks of its investment in the MBS Common Shares. Each of Imagine and Imagine Sub, by reason of such party's business or financial experience, either alone or with its purchaser representative, if any, has the capacity to protect such party's own interests in connection with his acquisition of the MBS Common Shares hereunder. Each of Imagine or Imagine Sub who has designated itself (i) as an "accredited investor" on the signature page hereto is an "accredited investor" as defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act or (ii) as a "nonaccredited investor" is not an "accredited investor" and, either alone or with its purchaser representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the Transaction. MBS has provided each of Imagine and Imagine Sub or its purchaser representative, if any, with copies of the MBS SEC Reports. Each of Imagine and Imagine Sub, or its purchaser representative, if any, is familiar with the business and financial condition, properties, operations and prospects of MBS and has had an opportunity to discuss MBS' business and financial condition, properties, operations and prospects with MBS' management. Each of Imagine and Imagine Sub, or its purchaser representative, if any, has also had an opportunity to ask questions of officers of MBS, which questions were answered to such party's satisfaction. Each of Imagine and Imagine Sub understands that such discussion was intended to describe certain aspects of MBS' business and financial condition, properties, operations, and prospects, but were not a thorough or exhaustive description.

         (b) Each of Imagine and Imagine Sub understands that the MBS Common Shares have not been registered under the Securities Act or the securities laws of Texas or any other state and may be "restricted securities" under the applicable federal securities laws, and that the Securities Act and the rules of the United States Securities and Exchange Commission (the "SEC") provide in substance that such party may dispose of the MBS Common Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and each of Imagine and Imagine Sub further understand that, except to the limited extent provided in this Section below, MBS has no obligation or intention to register the MBS Common Shares, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144) thereunder which permits limited resales of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the issue, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions with a "market maker" and the number of shares being sold not exceeding specified limitations. Accordingly, Imagine and Imagine Sub understand that under the SEC's rules, Imagine and Imagine Sub may dispose of the MBS Common Shares in transactions, which are exempt from registration under the Securities Act. As a consequence of all of the foregoing, each of Imagine and Imagine Sub understands that it must bear the economic risk of the investment in the MBS Common Shares for an indefinite period of time. Each of MBS and MBS Sub understands that a restrictive legend will be placed on the certificates representing the MBS Common Shares containing substantially the following language:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT") OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, DONATED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF, UNLESS A LEGAL OPINION ACCEPTABLE TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS PROVIDED TO AND APPROVED BY THE ISSUER PRIOR TO ANY ATTEMPTED DISPOSITION.

         (c) Notwithstanding the foregoing, MBS agrees that:

                  (i) For so long as and to the extent necessary to permit Imagine and Imagine Sub to sell the MBS Common Shares pursuant to Rules 144 or 145 promulgated under the Securities Act, MBS shall (a) use its best efforts to (x) file on a timely basis all reports, data and other information required to be filed with the SEC by it pursuant to the Exchange Act, and (y) to furnish Imagine and Imagine Sub upon request a written statement confirming that MBS has complied with such reporting requirements during the 12 months preceding any proposed sale of the MBS Common Shares by either of Imagine or Imagine Sub under Rules 144 or 145. MBS has filed all reports, data and other information required to be filed with the SEC by it under the Exchange Act during the 12 months preceding the Signing Date.

                  (ii) The legends set forth on the certificates representing the MBS Common Shares shall be removed by delivery of substitute certificates without such legend, if such legend is not required for purposes of the Securities Act or this Agreement. It is agreed that such restrictive legends and related stop orders will be removed if (x) MBS has received either a written opinion of counsel, which such counsel and opinion shall be reasonably satisfactory to MBS, or a "no action" letter obtained from the SEC, to the effect that the MBS Common Shares subject thereto may be transferred free of the restrictions imposed by Rules 144 or 145, or (y) in the event of a sale of the MBS Common Shares which has been registered under the Securities Act or made in conformity with the provisions of Rules 144 or 145.


                                 ARTICLE VIII.
                          COVENANTS OF MBS AND MBS SUB
                          ----------------------------

8.1 Negative Covenants. Each of MBS and MBS Sub covenant and agree that, prior to the Closing Date, it will not:

         (a) take any action that reasonably could be expected to result in (i) any of the representations and warranties of such party set forth in Article VI hereof becoming untrue or (ii) any of the conditions set forth in Section 2.2(a) hereof not being satisfied; or

         (b) without obtaining the prior written Consent of Imagine and Imagine Sub, as determined in their sole discretion, enter into any Contract with respect to a Competing Transaction, consummate any Competing Transaction, or agree in writing or otherwise to do any of the foregoing. Upon request from time to time, MBS and MBS Sub will furnish Imagine and Imagine Sub with a summary of any negotiations taking place with respect to a Competing Transaction.

8.2 Negative Covenants About MBS. Except as expressly contemplated hereby or otherwise consented to in writing by Imagine and Imagine Sub, from the Signing Date until the Closing Date, MBS will not do any of the following:

         (a) amend any of the material terms or provisions of the MBS Common Shares;

         (b) knowingly take any action that would result in the failure of the MBS Common Shares to be eligible for trading on the NASDAQ (OTCBB) or any other nationally recognized stock market;

         (c) propose to adopt any amendments to any of the MBS Organizational Documents that would have an adverse effect on the consummation of the Transaction; or

         (d) agree in writing or otherwise to do any of the foregoing.

                                  ARTICLE IX.
                       ADDITIONAL COVENANTS AND AGREEMENTS
                       -----------------------------------

9.1 Notification of Certain Matters. Each of MBS and MBS Sub shall give prompt notice to Imagine and Imagine Sub, orally and in writing, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty of the party giving such notice contained in this Agreement to be untrue or inaccurate at any time from the Signing Date to the Closing Date, (ii) any material failure of the party giving such notice to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by such person hereunder within the time specified therefor, and (iii) any change or event having, or which, insofar as can be reasonably foreseen, could have, a material adverse effect on the financial condition, results of operations, business, or prospects of any of MBS, MBS Sub, or NFPM.

9.2      Access and Information. Between the Signing Date and the Closing Date:

         (a) MBS and MBS Sub shall cause NFPM to, (i) afford to Imagine and Imagine Sub and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "Imagine/Imagine Sub Representatives") access during ordinary business hours and at other reasonable times, upon reasonable prior notice, to the officers, employees, accountants, agents, properties, offices and other facilities of NFPM and to the books and records thereof, and (ii) furnish promptly to Imagine and Imagine Sub and the Imagine/Imagine Sub Representatives such information concerning the business, properties, contracts, records, and personnel of NFPM (including, without limitation, financial, operating and other data and information) as may be reasonably requested, from time to time, by Imagine, Imagine Sub, or any of the Imagine/Imagine Sub Representatives.

         (b) Notwithstanding the provisions of Section 9.2(a) hereof, none of MBS, MBS Sub, or NFPM shall be required to grant access or furnish information to any of Imagine, Imagine Sub, or the Imagine/Imagine Sub Representatives to the extent that such access or the furnishing of such information is prohibited by applicable Legal Requirements or Contract. No investigation by the parties hereto made heretofore or hereafter shall affect the representations and warranties of the parties that are contained herein and each such representation and warranty shall survive such investigation.

         (c) Each party to this Agreement shall hold in confidence and not disclose, except on a "need to know" basis to its respective representatives all nonpublic information received from the other party to this Agreement (the "Confidential Information") until such time as such Confidential Information is otherwise publicly available and, if this Agreement is terminated, each party will deliver to the other party all documents, work papers and other materials (including copies) obtained by such party or on its behalf from another party as a result of this Agreement or in connection herewith, whether so obtained before or after the execution hereof. The foregoing obligations of confidentiality and nondisclosure shall be effective for a period of 2 years after such termination; provided that such obligations of Imagine and Imagine Sub shall terminate at the Closing.

         (d) In the event that a party, or anyone to whom it supplies Confidential Information, receives a request to disclose all or any part of the Confidential Information under the terms of a subpoena or order issued by a Governmental Entity, the party agrees (i) to notify the other party immediately of the existence, terms and circumstances surrounding such request, (ii) to consult with the other party on the advisability of taking legally available steps to resist or narrow such request, and (iii) if disclosure of such Confidential Information is required to prevent a party from being held in contempt or subject to other penalty, to furnish only such portion of the Confidential Information as the disclosing party is legally compelled to disclose and to exercise its best efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Confidential Information.

9.3      Appropriate Action; Consents; Filings.

         (a) Each of MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, shall use, and shall cause each of their respective Subsidiaries to use, all reasonable efforts promptly (i) to take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements or otherwise to consummate and make effective the Transaction, (ii) to obtain from any Governmental Entity any Consents or Governmental Authorizations required to be obtained by any of MBS, MBS Sub, NFPM, Imagine, or Imagine Sub, in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the Transaction, (iii) to make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement required under (A) the Securities Act and the Exchange Act and the rules and regulations thereunder, and any other applicable federal or state securities laws, and (B) any other applicable Legal Requirement; provided that MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the nonfiling party and its advisors prior to filing and, if requested, shall accept all reasonable additions, deletions or changes suggested in connection therewith. Each of the parties shall promptly furnish all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Legal Requirements in connection with the Transaction.

         (b) Each of Imagine and Imagine Sub, on the one hand, and MBS and MBS Sub, on the other hand, agree, and MBS shall cause NFPM, to cooperate and to use all reasonable efforts to contest and resist any action, including legislative, administrative or judicial action, and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an "Order") that is in effect and that restricts, prevents or prohibits the consummation of the Transaction, including, without limitation, by vigorously pursuing all available avenues of administrative and judicial appeal and all available legislative action. Each of Imagine and Imagine Sub, on the one hand, and MBS and MBS Sub, on the other hand, also agree to take any and all reasonable actions, including, without limitation, the disposition of assets or the withdrawal from doing business in particular jurisdictions, required by regulatory authorities as a condition to the granting of any approvals required in order to permit the consummation of the transactions contemplated hereby or as may be required to avoid, lift, vacate, or reverse any legislative or judicial action that would otherwise cause any condition to the transactions contemplated hereby not to be satisfied; provided, however, that in no event shall any party take, or be required to take, any action that could reasonably be expected to have a MBS/MBS Sub Material Adverse Effect, NFPM Material Adverse Effect, or Imagine/Imagine Sub Material Adverse Effect, as the case may be.

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

         (c) Each of Imagine and Imagine Sub, on the one hand, and MBS and MBS Sub, on the other hand, agree, and MBS shall cause NFPM, to give, any notices regarding the Transaction to third parties required by applicable Legal Requirements or by any Contract to which such person is a party or by which such person is bound, and use (and cause such other specified persons to use) all reasonable efforts to obtain any third party Consents (i) necessary, proper, or advisable to consummate the Transaction, (ii) otherwise required under any Contracts in connection with the consummation of the transactions contemplated hereby, or (iii) required to prevent a MBS/MBS Sub Material Adverse Effect, NFPM Material Adverse Effect, or Imagine/Imagine Sub Material Adverse Effect, as the case may be, from occurring after the Closing Date.

         (d) If any party shall fail to obtain any third party Consent described in clause (i) of Section 9.3 (c) hereof, such party shall use all reasonable efforts, and shall take any such actions reasonably requested by the other parties, to limit the adverse effect upon any of MBS, MBS Sub, NFPM, Imagine and Imagine Sub, and their respective businesses resulting, or which could reasonably be expected to result after the Closing Date, from the failure to obtain such Consent.

9.4 Public Announcements. Each of MBS and Imagine shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Transaction and shall not issue any such press release or make any such public statement prior to such consultation; provided, however, that a party may, without consulting with the other party, issue such a press release or make such a public statement if required by applicable Legal Requirements or the rules of the NASDAQ or other national securities exchange if such party has used commercially reasonable efforts to consult with the other party but has been unable to do so in a timely manner.

9.5 Information for Tax Returns. From and after the Closing, each of MBS and MBS Sub shall cooperate with Imagine, Imagine Sub and NFPM by providing and granting access, promptly upon request, to such records, documents and other information regarding NFPM as any of Imagine, Imagine Sub, or NFPM may reasonably request from time to time, in connection with the preparation or audit of any Tax Returns of NFPM, Imagine, or Imagine Sub, and for audits, disputes, refund claims, or litigation or other proceedings relating thereto.

9.6 Disclaimer of Fiduciary Obligations. Without waiving any of the representations or warranties made hereunder, MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, agree that, (a) with respect to the Transaction, each is an independent party, and (b) each is an experienced and sophisticated business person, and is relying on its own representatives in determining to enter into and consummate the contemplated Transaction. The relationship between the parties in the contemplated transactions as buyer and seller shall not create fiduciary obligations with respect to each other for the purposes of the Transaction.

9.7 MBS Shareholder Approval. No later than 150 days following the Signing Date, MBS shall submit this Agreement and the Transaction for approval of no less than the number of shareholders of MBS, either by written consent or at a meeting of the shareholders, who are required to approve the Transaction under the applicable provisions of the Colorado Act and the MBS Organizational Documents. MBS shall, through its Board of Directors, recommend to the shareholders of MBS approval of this Agreement and the Transaction.

9.8 Supplemental Representations and Warranties. During the 60 days immediately following the Signing Date, each of MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, shall negotiate in good faith and prepare a mutually agreed upon amendment to this Agreement (the "Representation and Warranty Amendment") supplementing, but not being a part of, the representations and warranties made by the parties under Article VI or
Article VII hereof, as the case may be, to include the additional representations and warranties that are customarily made by buyers and sellers in transactions of this type (the "Supplemental Representations and Warranties"). In connection with the Representation and Warranty Amendment, MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, may prepare and deliver to the other party a disclosure schedule, arranged in paragraphs corresponding to the numbered and lettered sections of the Representation and Warranty Amendment, disclosing any necessary exceptions to the Supplemental Representations and Warranties, any of which such exceptions shall be subject to the approval of the other party, in its sole discretion.

9.9 Other Transaction Documents. During the 60 days immediately following the Signing Date, each of MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, shall negotiate in good faith and prepare the Escrow Agreement, Management Agreement Physician Agreement and any other Transaction Documents required hereby.

                                   ARTICLE X.
            NONDISCLOSURE, NONCOMPETION AND NONSOLICITATION COVENANTS
            ---------------------------------------------------------

         MBS and MBS Sub, on the one hand, and Imagine and Imagine Sub, on the other hand, covenant and agree as follows:

10.1 Statement of Enforceability. Each of MBS and MBS Sub acknowledges that this Article X is entered into in conjunction with the sale of a business and, therefore, is fully enforceable as written under Tex. Bus. Comm. Code ss.15.50 and other applicable Legal Requirements. Each of MBS and MBS Sub further acknowledge that the provisions in this Article X are conditions precedent and material inducements to Imagine and Imagine Sub entering into this Agreement and consummating the Transaction.

10.2     Nondisclosure Covenant.

         (a) Each of MBS and MBS Sub acknowledges that it has occupied a position of trust and confidence with NFPM prior to the date of this Agreement and has become familiar with the following, any and all of which constitute confidential information of NFPM (collectively, the "NFPM Confidential Information"): (i) any and all trade secrets concerning the business and affairs of NFPM, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures and architectures (and related processes, formulae, compositions, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information, of NFPM and any other information, however documented, of NFPM that is a trade secret or proprietary; (ii) any and all information concerning the business and affairs of NFPM (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, and personnel training and techniques and materials, however documented; and
(iii) any and all notes, analysis, compilations, studies, summaries, and other material prepared by or for NFPM containing or based, in whole or in part, on any information included in the foregoing.

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


         (b) Each of MBS and MBS Sub acknowledges and agrees that all NFPM Confidential Information known or obtained by MBS or MBS Sub, whether before or after the date of this Agreement, is the property of NFPM. Therefore, each of MBS and MBS Sub agrees that such party will not, at any time, disclose to any unauthorized persons or use for his own account or for the benefit of any third party any NFPM Confidential Information, whether such party has such information in its memory or embodied in writing or other physical form, without the prior written consent of Imagine and Imagine Sub, unless and to the extent that the NFPM Confidential Information is or becomes generally known to and available for use by the public other than as a result of the fault of MBS or MBS Sub or the fault of any other person bound by a duty of confidentiality to Imagine, Imagine Sub, or NFPM. Each of MBS and MBS Sub agrees to deliver to Imagine and Imagine Sub at the Closing, and at any other time Imagine or Imagine Sub may request, all documents, memoranda, notes, plans, records, reports, and other documentation, models, components, devices, or computer software, whether embodied in a disk or in other form (and all copies of all of the foregoing), relating to the businesses, operations, or affairs of NFPM and any other NFPM Confidential Information that either of MBS or MBS Sub may then possess or have under its control.

10.3     Noncompetition Covenant.

         (a) Each of MBS and MBS Sub agrees that, during the period beginning on the Closing Date and continuing for a period of 5 years thereafter (the "Restricted Period"), it will not, and will not permit any Subsidiary or Affiliate to, for itself or any other person, directly or indirectly, either as an employee, employer, independent contractor, consultant, agent, principal, owner, partner, shareholder, member, manager, officer, director, or in any other individual or representative capacity (collectively, the "Restricted Capacity"), own, manage, operate, work for, consult with, advise, control, finance, guaranty the performance of, or otherwise engage or participate in any manner whatsoever, in any business or other activities that in any manner whatsoever are in competition with the business of owning and operating a medical practice and related facilities (the "Restricted Business"), including, but not limited to, by conducting or attempting to engage in business with or soliciting or diverting or attempting to solicit or divert away from Imagine or Imagine Sub the business of any of the clients or customers either of MBS, MBS Sub, or NFPM had engaged in any of the Restricted Business with prior to the Closing Date or which Imagine, Imagine Sub, or NFPM engages in any of the Restricted Business with during the Restricted Period (the "Restricted Activity"), anywhere in the geographic area of Duvall County, Florida (the "Restricted Territory"), except on behalf of Imagine, Imagine Sub, or NFPM in providing management services pursuant to the Management Agreement.

         (b) For purposes of this Section 10.3, a person shall be deemed to be engaged or participating in business or other activities "in" the Restricted Territory, in addition to other activities that would constitute being engaged or participating in business or other activities, if such person uses any telecommunication equipment or device (including without limitation any telephone, modem, the Internet, any intranet or extranet, a cellular telephone device, or any pager or satellite communication device) located in the Restricted Territory to communicate with any other person, whether such other person is located inside the Restricted Territory or outside the Restricted Territory or any such equipment located outside the Restricted Territory to communicate with any person located inside the Restricted Territory.

         (c) Notwithstanding the preceding restrictions, Imagine and Imagine Sub agree that either of MBS or MBS Sub may, without violating the provisions of
Section 10.3(a) hereof, invest in the securities of any enterprise (without otherwise participating in the activities of such enterprise) if (y) such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Exchange Act, and (z) such Seller does not beneficially own (as defined by Rule 13d-3 promulgated under the Exchange Act) in excess of 1% of the outstanding equity securities of such enterprise.

10.4 Nonsolicitation Covenant. Each of MBS and MBS Sub agree that, during the Restricted Period (except for employment advertisements which are placed for general circulation), it will not, and will not permit, any of its Subsidiaries or Affiliates, for itself or any other person, to directly or indirectly, (w) induce or attempt to induce any former employee of MBS, MBS Sub, or NFPM in the Business who is hired by Imagine, Imagine Sub, or NFPM in connection with the Transaction to leave the employ of any of Imagine, Imagine Sub, or NFPM to engage or participate in any Restricted Activity, (x) in any way interfere with the relationship between any of Imagine, Imagine Sub, or NFPM and any such employee of any of them, (y) employ, or otherwise engage as an employee, independent contractor or otherwise, any employee of any of Imagine, Imagine Sub, or NFPM, or (z) induce or attempt to induce any client, customer, supplier, vendor, licensee or business relation of any of Imagine, Imagine Sub, or NFPM to cease doing business with any of them, or in any way interfere with the relationship between any client, customer, supplier, vendor, licensee, or business relation of any of Imagine, Imagine Sub, or NFPM.

10.5 Mutual Nondisparagement Covenant. Neither MBS nor MBS Sub, on the one hand, or Imagine or Imagine Sub, on the other hand, will, or encourage any of their respective members, managers, officers, directors, employees, or agents to, at any time during or after the Restricted Period, disparage the other party or any of its partners, officers, employees, agent, Subsidiaries, or Affiliates.

10.6     Remedies.

         (a) Injunctive Remedy. Each of MBS and MBS Sub acknowledge that the foregoing restrictions in this Article X (the "Restrictions"), including those relating to geographic area, duration and scope of activity, in view of the nature of the business in which Imagine and Imagine Sub have been, are and will be engaged, are reasonable and necessary in order to protect the goodwill and other legitimate business interests of Imagine and Imagine Sub, and that any violation thereof would result in immediate and irreparable injury to Imagine and Imagine Sub, and each of MBS and MBS Sub, therefore, further acknowledge that, in the event it violates, or threatens to violate, any of such Restrictions, Imagine and Imagine Sub shall be entitled to obtain from any court of competent jurisdiction, without the posting of any bond or other security, preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies in law or equity to which it may be entitled. If either of MBS or MBS Sub violates any of the Restrictions, the applicable restricted period shall be tolled from the time of commencement of the violation until such time as the violation has been cured to the satisfaction of Imagine and Imagine Sub. If any Restrictions, or any part thereof, are determined in any Proceeding to be invalid or unenforceable, the remainder of the Restrictions shall not thereby be affected and shall be given full effect without regard to the invalid provisions. If the Restrictions should be adjudged unreasonable in any Proceeding, then the reviewing Governmental Entity or other person shall have the power to reform the Restrictions to the extent reasonably necessary to make the Restrictions valid and enforceable and, in the modified form, such provisions shall then be enforceable and shall be enforced.

         (b)  Survival.   Notwithstanding   any  other  provision  hereof,   the
provisions of this Article X shall survive for the Restricted Period.

                                   ARTICLE XI.
                                 INDEMNIFICATION
                                 ---------------

11.1 Survival. Notwithstanding any investigation made by or on behalf of any party, all representations, warranties, covenants and agreements made by the parties in this Agreement or pursuant hereto (including, without limitation, the indemnification obligations under this Article XI) shall survive the Closing, without any contractual limitation, and remain effective for a period of 12 months following the Closing Date (the "Indemnification Period"). Each party is entitled to and is hereby deemed to have reasonably relied upon the representations and warranties of the other party.

11.2 Indemnification of Imagine and Imagine Sub. Subject to the provisions of this Article XI, MBS and MBS Sub agree, jointly and severally, to indemnify, defend and hold harmless each of Imagine and Imagine Sub (and NFPM after the Closing) and their respective predecessors, successors, assigns, officers, directors, members, managers, stockholders, employees, Subsidiaries, parents, Affiliates, partners, agents, attorneys, accountants, financial advisers, representatives and insurers (collectively, the "Imagine/Imagine Sub Indemnified Parties"), against and in respect of any losses, damages (including incidental and consequential damages), deficiencies, diminutions in value, liabilities, actions, suits, claims, proceedings, demands, assessments, judgments, fines, and reasonable costs and expenses (including, but not limited to, attorney and expert witness fees) (collectively, the "Losses"), arising or resulting, directly or indirectly, from or in connection with:

         (a) Any misrepresentation or other breach of any representation or warranty made by any of MBS or MBS Sub in this Agreement or in any of the other Transaction Documents (regardless of whether such has been waived);

         (b) Any failure to perform or other breach of any covenant, agreement, or obligation of any of MBS or MBS Sub in this Agreement or in any of the other Transaction Documents (regardless of whether such has been waived); or

         (c) Without limiting the generality of any of the foregoing:

                  (i) Any  claims by  shareholders  of MBS or any other  persons
         (other  than  Imagine,   Imagine  Sub,  or  any  of  their   respective
         Affiliates) relating to this Agreement or the Transaction.

         The foregoing matters giving rise to the rights of the Imagine/Imagine Sub Indemnified Parties to indemnification hereunder are referred to as the "Imagine/Imagine Sub Claims".

11.3     Indemnification of MBS and MBS Sub. Subject  to  the provisions of this
Article VIII, each of Imagine and Imagine Sub agree, jointly and severally, to indemnify, defend and hold harmless each of MBS and MBS Sub and their respective successors, assigns, Affiliates, partners, agents, attorneys, accountants, financial advisers, representatives and insurers (collectively, the "MBS/MBS Sub Indemnified Parties"), against and in respect of any Losses, arising or resulting, directly or indirectly, from or in connection with:

         (a) Any misrepresentation or other breach of any representation or warranty made by any of Imagine or Imagine Sub in this Agreement or in any of the other Transaction Documents (regardless of whether such has been waived); and

         (b) Any failure to perform or other breach of any covenant, agreement, or obligation of any of Imagine or Imagine Sub in this Agreement or in any of the other Transaction Documents (regardless of whether such has been waived).

         The foregoing matters giving rise to the rights of the MBS/MBS Sub Indemnified Parties to indemnification hereunder are referred to as the "MBS/MBS Sub Claims".

11.4     Procedure for Indemnification; Third Party Claims.

         (a) After receipt by an Indemnitee under this Article XI of notice of the commencement of any Proceeding against it, such Indemnitee shall, if a claim is to be made against an Indemnitor hereunder, promptly give notice to the Indemnitor of the commencement of such claim (including all documents and other information which the Indemnitee has with respect thereto), but the failure to notify the Indemnitor shall not relieve the Indemnitor of any liability that it may have to any Indemnitee, except to the extent that the Indemnitor demonstrates that the defense of such action is prejudiced by the Indemnitee's failure to give such notice.

         (b) If any Proceeding referred to in the preceding subsection is brought against an Indemnitee and it gives notice to the Indemnitor of the commencement of such Proceeding, the Indemnitor will be entitled to participate in such Proceeding and, to the extent that it wants (unless (i) the Indemnitor is also a party to such Proceeding and the Indemnitee determines in good faith that joint representation would be inappropriate, or (ii) the Indemnitor fails to provide reasonable assurance to the Indemnitee of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding) to assume the defense of such Proceeding with counsel satisfactory to the Indemnitee and, after notice from the Indemnitor to the Indemnitee of its election to assume the defense of such Proceeding, the Indemnitor will not, as long as it diligently conducts such defense, be liable to the Indemnitee under this Article XI for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the Indemnitee in connection with the defense of such Proceeding, other than reasonable and necessary costs of investigation. If the Indemnitor assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Proceeding are within the scope of and subject to indemnification under this Article XI; (ii) no compromise or settlement of such claims may be effected by the Indemnitor without the Indemnitee's consent unless (y) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any person and no effect on any other claims that may be made against the Indemnitee, and (z) the sole relief provided is monetary damages that are paid in full by the Indemnitor; (iii) the Indemnitee will have no liability with respect to any compromise or settlement of such claims effected without its consent, and (iv) the Indemnitee shall fully cooperate with the Indemnitor in the defense of such Proceeding. If notice is given to an Indemnitor of the commencement of any Proceeding and the Indemnitor does not, within ten (10) calendar days after the Indemnitee's notice is given, give notice to the Indemnitee of its election to assume the defense of such Proceeding, the Indemnitor will be bound by any determination made in such Proceeding or any compromise or settlement effected by the Indemnitee.

         (c) Notwithstanding the foregoing, if an Indemnitee determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its Affiliates, other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnitee may, by notice to the Indemnitor, assume the exclusive right to defend, compromise, or settle such Proceeding, but the Indemnitor will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

11.5 Procedure for Indemnification; Other Claims. A claim for indemnification for any matter not involving a third-party claim covered by
Section 11.4 may be asserted by the Indemnitee promptly giving notice to the Indemnitor requesting indemnification and stating in reasonable detail the nature of such matter and the amount of Losses claimed therefor. The Indemnitor shall have 30 calendar days after receiving such notice to respond. If the Indemnitor accepts responsibility or does not respond within such 30-day period, the Indemnitor shall pay the Indemnitee the full amount of the claim within 10 Business Days after responsibility therefor is so determined. If the Indemnitor rejects the claim for indemnification, and the dispute is not resolved by the Indemnitor and Indemnitee within 15 calendar days, the resolution of the dispute shall be determined by the mandatory mediation and binding arbitration provided for in Section 13.9 hereof. If it is determined after those Proceedings that the Indemnitor is liable for the claim, it shall pay the Indemnitee the full amount of the claim within 10 Business Days after responsibility therefor is so determined or as otherwise ruled in the Proceeding.

                                  ARTICLE XII.
             DELIVERIES AT CLOSING; POST-CLOSING FURTHER ASSURANCES
             ------------------------------------------------------

12.1     Deliveries by MBS and MBS Sub.

         (a) Additional Deliveries under Alternative Transaction A. MBS and MBS Sub shall deliver, or cause to be delivered, to Imagine, Imagine Sub, or such other person as required hereby, at any Closing under Alternative Transaction A, in addition to any other deliveries required under Section 2.2(b) hereof:

                  (i) NFPM's Certificate. A certificate of the Secretary (or other authorized limited liability company manager or officer) of NFPM dated as of the Closing Date, upon which Imagine and Imagine Sub may rely, certifying as true, accurate and complete: (i) a certified copy of the Articles of Organization (or equivalent organizational document) of such party issued by the Arkansas Secretary of State; (ii) a copy of the Operating Agreement (or equivalent organizational document) of such party; and (iii) a certified copy of the Certificate of Foreign Qualification of such party issued by the Florida Secretary of State (or other appropriate Governmental Entity).

                  (ii) General Closing Certificates. A certificate of the President and Secretary (or other authorized corporate officers) of each of MBS and MBS Sub, dated as of the Closing Date, upon which Imagine and Imagine Sub may rely, certifying that (i) the Supplemental Representations and Warranties made by each of MBS or MBS Sub in or pursuant to this Agreement or in any of the other Transaction Documents are true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of such date, and (ii) each of MBS and MBS Sub have performed and complied in all material respects with all of its obligations under this Agreement and the other Transaction Documents which are to be performed or complied with by it prior to or on the Closing Date.

                  (iii) Consents.  Copies or other satisfactory  evidence of the
         Consent  of  all  persons   necessary  for  the   consummation  of  the
         Transaction.

                  (iv) Corporate Documents and Governmental Certificates.

                                    (A) A Certificate of Existence/Good Standing
                           for MBS issued by the Secretary of the State of the State of Colorado dated within 30 days prior to the Closing Date;

                                    (B) A Certificate of Existence/Good Standing
                           for MBS Sub issued by the Secretary of the State of the State of Arkansas dated within 30 days prior to the Closing Date; and

                                    (C) A Certificate of Existence/Good Standing
                           for NFPM issued by the Secretary of State of the States of Arkansas and Florida dated within 30 days prior to the Closing Date.

                  (v)  Delivery  of   Transaction   Documents.   The   following
         Transaction Documents executed by MBS, MBS Sub, or NFPM, as the case may be:

                                    (A) the Escrow Agreement;

                                    (B) a Management  Services Agreement between
                           MBS and NFPM, in a mutually agreed upon form and substance (the "Management Agreement");

                                    (C) a Physician Employment Agreement between
                           NFPM and Dr. Ronald Dennie, in a mutually agreed upon form and substance (the "Employment Agreement"); and

                                    (D)   the    Representation   and   Warranty
                           Amendment.

                  (vi) Other Documents. All other documents, instruments, exhibits, schedules, certificates and lists required by this Agreement and the other Transaction Documents to be delivered or as reasonably requested by legal counsel for Imagine or Imagine Sub.

                  (vii) Completion of Schedules. The Schedules to this Agreement identified as to be completed by mutual agreement of the parties, initialed and attached prior to Closing.

         (b) Additional Deliveries under Alternative Transaction B. MBS and MBS Sub shall deliver, or cause to be delivered, to Imagine, Imagine Sub, or such other person as required hereby, at any Closing under Alternative Transaction B, in addition to any other deliveries required under Section 2.2(b) hereof:

                  (i) General Closing Certificates. A certificate of the President and Secretary (or other authorized corporate officers) of each of MBS and MBS Sub, dated as of the Closing Date, upon which Imagine and Imagine Sub may rely, certifying that (i) the Supplemental Representations and Warranties made by each of MBS or MBS Sub in or pursuant to this Agreement or in any of the other Transaction Documents are true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of such date, and (ii) each of MBS and MBS Sub have performed and complied in all material respects with all of its obligations under this Agreement and the other Transaction Documents which are to be performed or complied with by it prior to or on the Closing Date.

                  (ii) Consents.  Copies or other  satisfactory  evidence of the
         Consent  of  all  persons   necessary  for  the   consummation  of  the
         Transaction.

                  (iii) Corporate Documents and Governmental Certificates.

                                    (A) A Certificate of Existence/Good Standing
                           for MBS issued by the Secretary of the State of the State of Colorado dated within 30 days prior to the Closing Date; and

                                    (B) A Certificate of Existence/Good Standing
                           for MBS Sub issued by the Secretary of the State of the State of Arkansas dated within 30 days prior to the Closing Date.

                  (iv)  Delivery  of   Transaction   Documents.   The  following
         Transaction Documents executed by MBS or MBS Sub, as the case may be:

                                    (A)   the    Representation   and   Warranty
                           Amendment.

                  (v) Other Documents. All other documents, instruments, exhibits, schedules, certificates and lists required by this Agreement and the other Transaction Documents to be delivered or as reasonably requested by legal counsel for Imagine or Imagine Sub.

                  (vi) Completion of Schedules. The Schedules to this Agreement identified as to be completed by mutual agreement of the parties, initialed and attached prior to Closing.

12.2 Further Assurances by MBS and MBS Sub. From time to time after the Closing, upon the request of Imagine or Imagine Sub, each of MBS and MBS Sub agrees to execute and deliver such additional instruments of conveyance and transfer and take such further actions as may be required in conformity with this Agreement and the other Transaction Documents for the complete exchange, transfer and issuance, as the case may be, of the Imagine Exchanged Assets, the MBS Common Shares and the NFPM Membership Interests.

12.3     Deliveries by Imagine and Imagine Sub.

         (a) Additional Deliveries by Imagine and Imagine Sub under Alternative Transaction A. Imagine and Imagine Sub shall deliver, or cause to be delivered, to MBS, MBS Sub, or such other person as required hereby, at any Closing under Alternative Transaction A:

                  (i) General Closing Certificates. A certificate of the President and Secretary (or other authorized corporate officers) of each of Imagine and Imagine Sub, dated as of the Closing Date, upon which MBS and MBS Sub may rely, certifying that (i) the Supplemental Representations and Warranties made by each of Imagine or Imagine Sub in or pursuant to this Agreement or any of the other Transaction Documents are true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of such date, and (ii) each of Imagine and Imagine Sub have performed and complied in all material respects with all of its obligations under this Agreement and the other Transaction Documents which are to be performed or complied with by it prior to or on the Closing Date.

                  (ii) Secretary's Certificates. The Secretary's Certificates of Imagine and Imagine Sub, in substantially the form attached hereto as Exhibit A, with appropriate modifications therein to be used for Imagine and Imagine Sub instead of MBS and MBS Sub.

                  (iii) Consents.  Copies or other satisfactory  evidence of the
         Consent  of  all  persons   necessary  for  the   consummation  of  the
         Transaction.

                  (iv) Corporate Documents and Governmental Certificates.

                           (A) A  Certificate  of  Existence/Good  Standing  for
                  Imagine issued by the Secretary of State of the State of Delaware dated within 30 days prior to the Closing Date; and

                           (B) A  Certificate  of  Existence/Good  Standing  for
                  Imagine Sub issued by the Secretary of State of the State of Delaware dated within 30 days prior to the Closing Date.

                  (v)  Delivery  of   Transaction   Documents.   The   following
         Transaction Documents executed by Imagine or Imagine Sub, as the case may be:

                           (A) the Escrow Agreement; and

                           (B) the Representation and Warranty Amendment.

                  (vi) $300,000 Note. The original of the $300,000 Note.

                  (vii) $500,000 Note. The original of the $500,000 Note.

                  (viii) $1,400,000 Note. The original of the $1,400,000 Note.

                  (ix) MBS Preferred Shares. The certificate or certificates representing the MBS Preferred Shares, together with a stock power or endorsement, duly executed for transfer to MBS on the records of MBS.

                  (x) Other Documents. All other documents, instruments, exhibits, schedules, certificates and lists required by this Agreement and the other Transaction Documents to be delivered or as reasonably requested by legal counsel for MBS or MBS Sub.

                  (xi) Completion of Schedules. The Schedules to this Agreement identified as to be completed by mutual agreement of the parties, initialed, and attached prior to Closing.

         (b) Deliveries by Imagine and Imagine Sub under Alternative Transaction
B. Imagine and Imagine Sub shall deliver, or cause to be delivered, to MBS, MBS Sub, or such other person as required hereby, at any Closing under Alternative Transaction B:

                  (i) General Closing Certificates. A certificate of the President and Secretary (or other authorized corporate officers) of each of Imagine and Imagine Sub, dated as of the Closing Date, upon which MBS and MBS Sub may rely, certifying that (i) the Supplemental Representations and Warranties made by each of Imagine or Imagine Sub in or pursuant to this Agreement or any of the other Transaction Documents are true and accurate in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of such date, and (ii) each of Imagine and Imagine Sub have performed and complied in all material respects with all of its obligations under this Agreement and the other Transaction Documents which are to be performed or complied with by it prior to or on the Closing Date.

                  (ii) Secretary's Certificates. The Secretary's Certificates of Imagine and Imagine Sub, in substantially the form attached hereto as Exhibit A, with appropriate modifications therein to be used for Imagine and Imagine Sub instead of MBS and MBS Sub.

                  (iii) Consents.  Copies or other satisfactory  evidence of the
         Consent  of  all  persons   necessary  for  the   consummation  of  the
         Transaction.

                  (iv) Corporate Documents and Governmental Certificates.

                           (A) A  Certificate  of  Existence/Good  Standing  for
                  Imagine issued by the Secretary of State of the State of Delaware dated within 30 days prior to the Closing Date; and

                           (B) A  Certificate  of  Existence/Good  Standing  for
                  Imagine Sub issued by the Secretary of State of the State of Delaware dated within 30 days prior to the Closing Date.

                  (v)  Delivery  of   Transaction   Documents.   The   following
         Transaction Documents executed by Imagine or Imagine Sub, as the case may be:

                           (A) the Representation and Warranty Amendment.

                  (vi) $300,000 Note. The original of the $300,000 Note.

                  (vii) $500,000 Note. The original of the $500,000 Note.

                  (viii) $1,400,000 Note. The original of the $1,400,000 Note.

                  (ix) MBS Preferred Shares. The certificate or certificates representing the MBS Preferred Shares, together with a stock power or endorsement, duly executed for transfer to MBS on the records of MBS.

                  (x) Other Documents. All other documents, instruments, exhibits, schedules, certificates and lists required by this Agreement and the other Transaction Documents to be delivered or as reasonably requested by legal counsel for MBS or MBS Sub.

                  (xi) Completion of Schedules. The Schedules to this Agreement identified as to be completed by mutual agreement of the parties, initialed, and attached prior to Closing.

12.4 Further Assurances by Imagine and Imagine Sub. From time to time after the Closing, upon the request of MBS or MBS Sub, Imagine and Imagine Sub agree to execute and deliver such additional instruments of assumption and take such further actions as may be required in conformity with this Agreement and the other Transaction Documents for the complete exchange, transfer and issuance, as the case may be, of the Imagine Exchanged Assets, MBS Common Shares and NFPM Membership Interests.

                                  ARTICLE XIII.
                                  MISCELLANEOUS

13.1 Notices. All notices, requests, demands, claims and other communications that are required to be or may be given under this Agreement shall be in writing and (i) delivered in person or by courier, (ii) sent by telecopy or facsimile transmission, or (iii) mailed, certified first class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses:

If to MBS or MBS Sub:           MB Software Corporation
                                2225 East Randol Mill Road, Suite 305
                                Arlington, Texas 76011
                                Attn:  Scott Haire
                                Telephone: 817.633.9400
                                Facsimile: 817.633.9409

With a copy (which shall
not constitute notice) to:      Jackson & Walker L.L.P.
                                901 Main Street, Suite 6000
                                Dallas, Texas 75202
                                Attn:  Richard Dahlson
                                Telephone:  214.953.5896
                                Facsimile:  214.953.6187

If to Imagine or Imagine Sub:   Imagine Investments, Inc.
                                8150 North Central Expressway, Suite 1901
                                Dallas, Texas 75206
                                Attn:  Gary Goltz and Rick Smotherman
                                Telephone:  214.365.1905
                                Facsimile:  214.365.6905

With a copy (which shall
not constitute notice) to:      Munsch Hardt Kopf & Harr, P.C.
                                1445 Ross Avenue
                                4000 Fountain Place
                                Dallas, Texas 75202-2790
                                Attn:  Sally Schreiber and Jonathan K. Henderson
                                Telephone: 214.855.7527
                                Facsimile: 214.978.4370

or to such other address as the parties hereto shall have furnished to the other parties hereto by notice given in accordance with this Section 13.1. Such notices shall be effective (i) if delivered in person or by courier, upon actual receipt by the intended recipient, (ii) if sent by telecopy or facsimile transmission, when the sender receives telecopier confirmation that such notice was received at the telecopier number of the addressee, or (iii) if mailed, upon the earlier of five Business Days after deposit in the mail and the date of delivery as shown by the return receipt therefor.

13.2 Transaction Costs and Expenses. Except as otherwise provided herein, each party hereunder shall be responsible for and pay its, his, or her, as the case may be, own costs and expenses, including fees of accountants, attorneys, and other advisors, incurred by it, him, or her, as the case may be, in connection with the Transaction. Neither MBS nor MBS Sub shall charge NFPM, or cause NFPM to pay or be liable, for any costs or expenses incurred by any of MBS, MBS Sub, or NFPM in connection with this Agreement or the Transaction.

13.3 Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party that is entitled to the benefits thereof. This Agreement may not be amended or supplemented at any time, except by an instrument in writing signed on behalf of each party hereto. The waiver by any party hereto of any condition or of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other condition or subsequent breach.

13.4 Entire Agreement; Third Party Beneficiaries. This Agreement and the other Transaction Documents (including the Schedules and Exhibits hereto and thereto) constitutes the entire agreement and supersedes all other prior agreements and understandings, both oral and written, among the parties or any of them, with respect to the subject matter hereof, and neither this Agreement nor any document delivered in connection with this Agreement confers upon any person not a party hereto any rights or remedies hereunder, except as provided in Article XI hereof.

13.5 Assignment. This Agreement shall inure to the benefit of and will be binding upon the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assignable by any party hereto, without the consent of the other parties hereto, except that the parties hereto agree that the rights and obligations of Imagine and Imagine Sub may be assigned to any of their respective Affiliates by written notice to all other parties hereto, provided that Imagine and Imagine Sub also remain jointly liable for its obligations hereunder.

13.6 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provision, covenants and restrictions of this Agreement shall continue in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term, provision, covenant or restriction is invalid, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

13.7     Counterparts.   This   Agreement   may  be  executed  in  two  or  more
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

13.8 Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

13.9     Mandatory  Mediation;   Binding  Arbitration;   Governing  Law;  Venue;
Attorney's Fees.

         (a) THE PARTIES AGREE THAT, EXCEPT FOR INJUNCTIVE OR OTHER IMMEDIATE EQUITABLE RELIEF, ANY DISPUTE BETWEEN THEM RELATING TO THIS AGREEMENT, OR THE BREACH HEREOF, SHALL, IF NEGOTIATIONS AND OTHER DISCUSSIONS FAIL, BE FIRST
SUBMITTED TO MEDIATION IN ACCORDANCE WITH THE PROVISIONS OF THE COMMERCIAL MEDIATION RULES OF THE AAA BEFORE RESORTING TO ARBITRATION. THE PARTIES AGREE TO

CONDUCT THE MEDIATION IN GOOD FAITH AND MAKE REASONABLE EFFORTS TO RESOLVE THEIR DISPUTE BY MEDIATION. THE COMMERCIAL MEDIATION RULES OF THE AAA THEN IN EFFECT SHALL BE APPLIED. THE PARTIES AGREE TO CONDUCT THE MEDIATION IN DALLAS, TEXAS, OR ANOTHER MUTUALLY AGREED UPON LOCATION.

         (b) THE PARTIES AGREE THAT, EXCEPT FOR INJUNCTIVE OR OTHER IMMEDIATE EQUITABLE RELIEF, ANY DISPUTE BETWEEN THEM RELATING TO THIS AGREEMENT, OR THE BREACH HEREOF, SHALL BE SUBJECT TO BINDING ARBITRATION, IF THE DISPUTE IS NOT RESOLVED BY THE MEDIATION REQUIRED UNDER THE PRECEDING SUBSECTION, IN ACCORDANCE WITH THE PROVISIONS OF THE COMMERCIAL ARBITRATION RULES OF THE AAA, AND THAT
JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THE ARBITRATION SHALL BE HEARD BEFORE ONE (1) ARBITRATOR SELECTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES. THE
COMMERCIAL ARBITRATION RULES OF THE AAA THEN IN EFFECT SHALL BE APPLIED. THE PARTIES AGREE TO CONDUCT THE ARBITRATION IN DALLAS, TEXAS, OR ANOTHER MUTUALLY AGREED UPON LOCATION.

         (c) Any dispute between the parties relating to this Agreement shall be construed under and in accordance with the laws of the State of Texas applicable to contracts between residents of Texas that are to be wholly performed within such state, without regard to conflicts of law principles.

         (d) If either party appeals the decision of the arbitrator, the parties agree that the state courts within Dallas County, Texas shall have exclusive venue and jurisdiction of the same.

         (e) The prevailing party in any mediation, arbitration, or litigation shall be entitled to recover from the other party reasonable attorney and expert witness fees, court costs, and the administrative costs, fees, and expenses of the AAA, as the case may be, incurred in the same, in addition to any other relief that may be awarded.






                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed and delivered as of the Signing Date.



                                      MBS:
                                      ----

                                      MB SOFTWARE CORPORATION


                                      By: /S/ Scott. A. Haire
                                      Name:
                                           -------------------------------------
                                      Its:
                                          --------------------------------------


                                      MBS SUB:
                                      --------

                                      HEALTHCARE INNOVATIONS, LLC


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Its:
                                          --------------------------------------


                                      Imagine:
                                      --------

                                      IMAGINE INVESTMENTS, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Its:
                                          --------------------------------------


                                      Imagine Sub:
                                      ------------

                                      XHI2, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Its:
                                          --------------------------------------

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------


Schedules

Schedule 1.1  -  Definitions

MBS/MBS Sub Signing Date Disclosure Schedule
Imagine/Imagine Sub Signing Date Disclosure Schedule




Exhibits

Exhibit A  -  Form of Secretary's Certificates
Exhibit B  -  Form of Solvency Certificates
Exhibit C  -  Form of Special Closing Certificates

                                  SCHEDULE 1.1

                                   DEFINITIONS

"AAA" means the American Arbitration Association and its successors.

"Affiliate" means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person.

"Arkansas Act" means the Small Business Entity Tax Pass Through Act (Arkansas Code Annotatedss.ss.4-32-101 et. seq.), as amended and any corresponding provisions of succeeding law, and the rules and regulations promulgated thereunder.

"Business Day" means any day other than a day on which banks in the State of Texas are authorized or obligated to be closed.

"Code" means the Internal Revenue Code of 1986, as amended and any corresponding provisions of succeeding law, and the regulations promulgated thereunder.

"Colorado Act" means the Colorado  Corporations  and  Associations Act (Title 7,
Article 90,ss.ss.101 et. seq.), as amended and any corresponding provisions of succeeding law, and the rules and regulations promulgated thereunder.

"Competing Transaction" means any proposal or offer from any person (other than Imagine, Imagine Sub, or an Affiliate of either of them) relating to any purchase or other acquisition of all or (other than in the ordinary course of business) any material portion of the assets of, or any possible disposition or issuance of any membership interests or other equity interests in NFPM (or any rights or securities exercisable for or convertible into such membership interests or other equity interests), or any merger or other business combination with, NFPM.

"Consent"  means any  approval,  consent,  ratification,  waiver,  notification,
license,   permit,   or  other   authorization   (including   any   Governmental
Authorization).

"Contract" means any contract, agreement, obligation, promise, purchase order, sales order, license, lease, commitment, arrangement, or undertaking (whether written or oral, and whether express or implied) that is legally binding.

"control" (including the terms "controlled", "controlled by", and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting stock or as trustee or executor, by Contract or credit arrangement or otherwise.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended and any corresponding provisions of succeeding law, and the regulations promulgated thereunder.

"Exchange Act" means the Securities Exchange Act of 1934, as amended and any corresponding provisions of succeeding law, and the regulations promulgated thereunder.

"GAAP" means the generally accepted accounting principles in the United States, in effect from time to time.

"Governmental Authorization" means any approval, consent, ratification, waiver, notification, license, permit, franchise, grant, identification or registration number, easement, variance, exemption, certificate, order, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Entity or pursuant to any Legal Requirement.

"Governmental Entity" means any (i) nation, state, county, city, town, village, district, or other jurisdiction of any nature, (ii) federal, state, local, municipal, foreign, or other government, (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), (iv) multi-national organization or body, or (v) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

"Imagine/Imagine Sub Material Adverse Effect" means any change or effect that would be materially adverse to the financial condition, results of operations, business, or prospects of Imagine and Imagine Sub, taken as a whole, at the time of such change or effect.

"Indemnitee" means a party seeking indemnification.

"Indemnitor" means a party against whom a claim for indemnification is made.

"knowledge" with respect to: (i) an individual, is deemed to exist of a particular fact or other matter if, such individual is, or has at any time been,
(A) actually aware of such fact or other matter, or (B) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter; and (ii) any person (other than an individual), is deemed to exist of a particular fact or other matter if, any individual who is serving, or who at any time has served, as a shareholder, director, officer, partner, member, executor, or trustee of such person (or in any similar capacity) has, or at any time had, knowledge (as defined in the preceding clause (i) hereof) of such fact or other matter.

"Legal Requirement" means any federal, state, local, municipal, foreign, international, multi-national, or other administrative order, constitution, law, ordinance, principle of common law, rule, regulation, statute, or treaty.

"Lien" means all mortgages, deeds of trust, claims, liens, judgments, security interests, pledges, leases, conditional sale contracts, rights of first refusal, options, charges, liabilities, obligations, agreements, powers of attorney, limitations, reservations, restrictions, and other encumbrances or adverse claims of every kind and nature, including any restriction on use, voting, transfer, receipt of income, or exercise of any attribute of ownership.

"MBS Organizational Documents" means the Articles of Incorporation, Bylaws and any other documents, such as shareholders' agreements, voting agreements, or other Contracts affecting the rights of shareholders of MBS.

"MBS/MBS Sub Material Adverse Effect" means any change or effect that would be materially adverse to the financial condition, results of operations, business, or prospects of MBS and MBS Sub, taken as a whole, at the time of such change or effect.

"MBS Sub Organizational Documents" means the Articles of Organization, Operating
Agreement  and  any  other  documents,  such  as  members'  agreements,   voting
agreements, or other Contracts affecting the rights of members of MBS Sub.

"NFPM Material Adverse Effect" means any change or effect that would be materially adverse to the financial condition, results of operations, business, or prospects of NFPM, taken as a whole, at the time of such change or effect.

"NFPM  Organizational  Documents" means the Articles of Organization,  Operating
Agreement  and  any  other  documents,  such  as  members'  agreements,   voting
agreements, or other Contracts affecting the rights of members of NFPM.

"Ordinary Course of Business" means an action taken by a person that is:

         (i) consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day operations of such person;

         (ii) not  required  to be  authorized  by the  board of  directors  (or
equivalent   governing  body)  of  such  person,  and  is  not  required  to  be specifically authorized by the parent company, if any, of such person; and

         (iii) similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or equivalent governing body), in the ordinary course of the normal day-to-day operations of other persons that are in the same line of business as such person.

"person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act).

"Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Entity or arbitrator.

"Requisite MBS Approval" means (i) the approval by the required vote of the directors of MBS, and (ii) the approval by such vote of the shareholders of MBS specified in the proxy statement to be filed with the SEC pursuant to applicable federal securities laws, rules, regulations and other Legal Requirements and sent to the shareholders of MBS, in each case in order for the Closing to occur and the terms and conditions of this Agreement to be properly performed by MBS under the applicable provisions of the Colorado Act and MBS Organizational Documents.

"Requisite MBS Sub Approval" means (i) the approval by the required vote of the managers of MBS, and (ii) the approval by the required vote of the members of MBS Sub, in each case in order for the Closing to occur and the terms and conditions of this Agreement to be performed by MBS Sub under the applicable provisions of the Arkansas Act and the MBS Sub Organizational Documents.

"SEC" means the United States Securities and Exchange Commission and its successors.

"Securities Act" means the Securities Act of 1933, as amended and any corresponding provisions of succeeding law, and the regulations promulgated thereunder.

"Solvent"  means,  for any person that, at and immediately  after, the Effective
Time:

         (i) such person does not and/or will not have insufficient cash (or marketable securities readily convertible to cash) on hand (or in banks or other financial institutions) to pay its debts as they become due in the usual course of business for the foreseeable future; and

         (ii) such person's total assets will not be less than the sum of its total liabilities plus the amount that would be needed, if such person were to be dissolved at the time of distribution to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

"Subsidiary" of MBS, MBS Sub, NFPM, Imagine, or Imagine Sub, or any other person, means any corporation, partnership, joint venture or other legal entity of which MBS, MBS Sub, NFPM, Imagine, or Imagine Sub, or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

"Tax" means any and all taxes, charges, fees, levies, assessments, duties or other amounts payable to any federal, state, local or foreign taxing authority or agency, including, without limitation, (i) income, franchise, profits, gross receipts, minimum, alternative minimum, estimated, ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, disability, employment, social security, workers compensation, unemployment compensation, utility, severance, excise, stamp, windfall profits, transfer and gains taxes, (ii) customs, duties, imposts, charges, levies or other similar assessments of any kind, and (iii) interest, penalties and additions to tax imposed with respect thereto.

"Tax Return" means any return (including an information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

"Transaction" means the exchanges of debt and equity and performance of the other agreements and covenants as described in or required by this Agreement, whether under the terms and conditions of Alternative Transaction A or Alternative Transaction B.

"Transaction Documents" means this Agreement, the Escrow Agreement, the Management Agreement, the Employment Agreement, the Representation and Warranty Amendment and the other documents and instruments referred to in this Agreement, and exhibits, schedules, certificates and lists related to each of the foregoing, as applicable to each of MBS, MBS Sub, NFPM, Imagine and Imagine Sub, depending on whether the Closing occurs under the terms and conditions of Alternative Transaction A or Alternative Transaction B.

                  MBS/MBS SUB SIGNING DATE DISCLOSURE SCHEDULE

  Section                                         Matter Disclosed
  -------                                         ----------------

    6.1                                                  None.

    6.2                                                  None.

    6.3                                                  None.

    6.4                                                  None.

    6.5                                                  None.

    6.6                                                  Scott Haire - President
                                                         Gil Valdez - Manager


    6.7                                                  None.

    6.8                                                  None.

    6.9                                                  None.

    6.10                                                 None.

              IMAGINE/IMAGINE SUB SIGNING DATE DISCLOSURE SCHEDULE

                            Section Matter Disclosed

  Section                                         Matter Disclosed
  -------                                         ----------------
    7.1                                                  None.

    7.2                                                  None.

    7.3                                                  None.

                                    EXHIBIT A

                         FORM OF SECRETARY'S CERTIFICATE
                         -------------------------------






                                 [SEE ATTACHED]

                             SECRETARY'S CERTIFICATE
                           OF MB SOFTWARE CORPORATION

         This Secretary's Certificate (this "Certificate") is delivered pursuant to Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among MB Software Corporation (the "Company"), Healthcare Innovations, LLC, Imagine Investments, Inc. and XHI2, Inc. All capitalized terms used in this Certificate, but not defined herein, shall have the meaning given them in the Agreement.

         The undersigned, ______________, the duly elected and qualified Secretary of the Company, does hereby certify that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same and does hereby further certify as follows:

         1. Attached as Exhibit A are true, accurate and complete copies of resolutions duly adopted by the directors of the Company on November ___, 2001, and the shareholders of the Company on ___________ ___, 2002, authorizing the execution, delivery and performance of the Agreement and the other Transaction Documents to which the Company is a party and the consummation by the Company of the Transaction; and that such resolutions have not been rescinded or modified and have been in full force and effect since their adoption, to and including the date hereof; and that such resolutions are the only corporate proceeding now in force relating to or affecting the matters referred to therein.

         2. Attached as Exhibit B is a true, accurate and complete certified copy of the Articles of Incorporation of the Company, including any amendments thereto and modifications thereof, as in full force and effect as of the date hereof.

         3. Attached as Exhibit C is a true, accurate and complete copy of the Bylaws of the Company, including any amendments thereto and modifications thereof, as in full force and effect as of the date hereof.

         4. The following officers of the Company hereunder set forth have been duly elected, and as of the date hereof hold the offices specified with the Company, and that the signature set forth beside each person's name is the genuine signature of such person:

                 Name                Title                      Signature
                                     -----                      ---------

                                    President
                                              ----------------------------------
                                    Secretary
                                              ----------------------------------

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of _____________, 2002.



                                                    _________________, Secretary

         The undersigned President of the Company, ____________, hereby certifies that ____________ is the duly elected Secretary of the Company and, as of the date hereof continues to hold such office, and the signature set forth above is her genuine signature.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of ____________, 2002.




                                                    _________________, President

                            SECRETARY'S CERTIFICATE
                         OF HEALTHCARE INNOVATIONS, LLC

         This Secretary's Certificate (this "Certificate") is delivered pursuant to Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among MB Software Corporation, Healthcare Innovations, LLC (the "Company"), Imagine Investments, Inc. and XHI2, Inc. All capitalized terms used in this Certificate, but not defined herein, shall have the meaning given them in the Agreement.

         The undersigned, ______________, the duly elected and qualified Secretary of the Company, does hereby certify that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same and does hereby further certify as follows:

         1. Attached as Exhibit A are true, accurate and complete copies of resolutions duly adopted by the managers of the Company on November ___, 2001, and the members of the Company on ___________ ___, 2002, authorizing the execution, delivery and performance of the Agreement and the other Transaction Documents to which the Company is a party and the consummation by the Company of the Transaction; and that such resolutions have not been rescinded or modified and have been in full force and effect since their adoption, to and including the date hereof; and that such resolutions are the only limited liability company proceeding now in force relating to or affecting the matters referred to therein.

         2. Attached as Exhibit B is a true, accurate and complete certified copy of the Articles of Organization of the Company, including any amendments thereto and modifications thereof, as in full force and effect as of the date hereof.

         3. Attached as Exhibit C is a true, accurate and complete copy of the Operating of the Company, including any amendments thereto and modifications thereof, as in full force and effect as of the date hereof.

         4. The following officers of the Company hereunder set forth have been duly elected, and as of the date hereof hold the offices specified with the Company, and that the signature set forth beside each person's name is the genuine signature of such person:

                 Name                Title                        Signature
                                     -----                        ---------

                                    President
                                              ----------------------------------
                                    Secretary
                                              ----------------------------------

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of _____________, 2002.




                                                    _________________, Secretary



         The undersigned President of the Company, ____________, hereby certifies that ____________ is the duly elected Secretary of the Company and, as of the date hereof continues to hold such office, and the signature set forth above is her genuine signature.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of ____________, 2002.




                                                    _________________, President

                                    EXHIBIT B

                          FORM OF SOLVENCY CERTIFICATE
                          ----------------------------






                                 [SEE ATTACHED]

                              SOLVENCY CERTIFICATE
                           OF MB SOFTWARE CORPORATION

         The undersigned, the duly elected President of MB Software Corporation, a Colorado corporation (the "Company"), pursuant to Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among the Company, Healthcare Innovations, LLC, Imagine Investments, Inc. and XHI2, Inc., does hereby certify that he is authorized to execute and deliver this Certificate in the name of and on behalf of the Company. The undersigned further certifies that the Company that, the Company is Solvent.

         For purposes of this Certificate, each capitalized term used herein but not defined shall have the meaning assigned to it in the Agreement.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of November, 2002.




                                                      _______________, President

                              SOLVENCY CERTIFICATE
                         OF HEALTHCARE INNOVATIONS, LLC

         The undersigned, the duly elected President of Healthcare Innovations, LLC, a Arkansas corporation (the "Company"), pursuant to Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among the MB Software Corporation, the Company, Imagine Investments, Inc. and XHI2, Inc., does hereby certify that he is authorized to execute and deliver this Certificate in the name of and on behalf of the Company. The undersigned further certifies that the Company is Solvent.

         For purposes of this Certificate, each capitalized term used herein but not defined shall have the meaning assigned to it in the Agreement.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of November, 2002.




                                                      _______________, President

                                    EXHIBIT C

                       FORM OF SPECIAL CLOSING CERTIFICATE






                                 [SEE ATTACHED]

                           SPECIAL CLOSING CERTIFICATE
                           OF MB SOFTWARE CORPORATION

         The undersigned, the duly elected President of MB Software Corporation, a Colorado corporation (the "Company"), pursuant to Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among the Company, Healthcare Innovations, Imagine Investments, Inc. and XHI2, Inc., does hereby certify that he is authorized to execute and deliver this Certificate in the name of and on behalf of the Company. The undersigned further certifies that (i) each of the representations and warranties of the Company contained in Article VI of the Agreement was true and correct on and as of the Signing Date and is true and correct as of the Closing Date as though made or given again on and as of the Closing Date, and
(ii) the business of NFPM has been operated in the Ordinary Course of Business during the period between the Signing Date and the Closing Date.

         For purposes of this Certificate, each capitalized term used herein but not defined shall have the meaning assigned to it in the Agreement.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of November, 2002.




                                                      _______________, President

                           SPECIAL CLOSING CERTIFICATE
                         OF HEALTHCARE INNOVATIONS, LLC

         The undersigned, the duly elected President of Healthcare Innovations, LLC, a Arkansas corporation (the "Company"), pursuant to Section 2.2(b) of that certain Restructure and Settlement Agreement, dated as of November 5, 2001 (the "Agreement"), by and among MB Software Corporation, the Company, Imagine Investments, Inc. and XHI2, Inc., does hereby certify that he is authorized to execute and deliver this Certificate in the name of and on behalf of the Company. The undersigned further certifies that (i) each of the representations and warranties of the Company contained in Article VI of the Agreement was true and correct on and as of the Signing Date and is true and correct as of the Closing Date as though made or given again on and as of the Closing Date, and
(ii) the business of NFPM has been operated in the Ordinary Course of Business during the period between the Signing Date and the Closing Date.

         For purposes of this Certificate, each capitalized term used herein but not defined shall have the meaning assigned to it in the Agreement.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of November, 2002.




                                                      _______________, President

                          AGREEMENT AND PLAN OF MERGER


                                      among



                             MB SOFTWARE CORPORATION



                                       and


                          EAPPLIANCE INNOVATIONS, INC.










                             Dated December 13, 2001

                          AGREEMENT AND PLAN OF MERGER


         Agreement and Plan of Merger, dated as of December 13, 2001 is entered into by and between MB Software Corporation, a Colorado corporation ("Parent"), and eAppliance Innovations, Inc., a Texas corporation and wholly owned subsidiary of Parent ("Merger Sub"). Certain terms used herein but not otherwise defined shall have the meanings ascribed thereto in Exhibit A attached hereto.

         WHEREAS, the respective Boards of Directors of Parent and Merger Sub have determined that it is advisable and in the best interests of their respective shareholders to consummate the merger of Parent with and into Merger Sub (the "Merger"), upon the terms and subject to the conditions set forth herein; and

         WHEREAS, the respective Boards of Directors of Parent and Merger Sub have approved the transactions contemplated by this Agreement, subject to approval of such transactions by the shareholders of Parent and the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   THE MERGER

         Section 1.1 The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the applicable provisions of the TBCA and the CBCA, at the Effective Time, Parent shall be merged with and into the Merger Sub. As a result of the Merger, the separate corporate existence of Parent shall cease and Merger Sub shall continue as the surviving corporation of the Merger (the "Surviving Corporation").

         Section 1.2 Effective Time. Subject to the terms and conditions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing, as soon as practicable after the Closing (as hereinafter defined), this Agreement or articles of merger (the "Articles of Merger") with the Secretaries of State of the States of Texas and Colorado, in such form as required by, and executed in accordance with the relevant provisions of, the TBCA and the CBCA. The date and time of acceptance of the filing of the Articles of Merger with the Secretary of State of the State of Texas (or such later time as shall be agreed to in writing by the parties hereto and specified in the Articles of Merger) will be the "Effective Time." The Closing shall take place at 10:00 a.m. (Dallas time) on the Business Day immediately after the date on which all the conditions to Closing set forth in Article II hereto shall have been satisfied, at the offices of Jackson Walker, 901 Main Street, Suite 6000, Dallas, Texas 75202, or such other time, date and place as the parties shall agree.

         Section 1.3 Effects of the Merger. Subject to Sections 1.4 and 1.5, the Merger shall have the effects set forth in the applicable provisions of the TBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, immunities, powers and franchises of Parent and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Parent and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

         Section 1.4 Articles of Incorporation; Bylaws.
                     ---------------------------------

                  (a) At the Effective Time and without any further action on the part of Parent or Merger Sub, the Articles of Incorporation of Merger Sub as in effect immediately prior to the Effective Time, as amended or provided in the Articles of Merger, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided therein and under the TBCA.

                  (b) At the Effective Time and without any further action on the part of Parent or Merger Sub, the bylaws of Merger Sub shall be the bylaws of the Surviving Corporation and thereafter may be amended or repealed in accordance with their terms or the terms of the articles of incorporation of the Surviving Corporation and as provided by law.

         Section 1.5 Directors and Officers.
                     ----------------------

                  (a) At the Effective Time, the directors of Parent shall serve as directors of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws.

                  (b) At the Effective Time, the officers of Parent shall serve as officers of the Surviving Corporation, in the capacities set forth opposite their names, until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws.

         Section 1.6 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent of Merger Sub any holder of any shares of capital stock of Parent:

                  (a) Each share of Parent Common Stock that is held in the treasury of Parent or of any of its subsidiaries shall be canceled and retired and no capital stock of the Surviving Corporation, or other consideration shall be paid or delivered in exchange therefore.

                  (b) Each remaining outstanding share of Parent Common Stock shall be converted into the right to receive one share of Surviving Corporation Common Stock (the "Merger Consideration").

                  (c)  Each  share  of  Merger  Sub  Common   Stock  issued  and
outstanding immediately prior to the Effective Date shall be shall be canceled and retired.

         Section 1.7 Stock Options. All stock options outstanding at the Effective Time under Parent Stock Options shall be converted in accordance with this Agreement and the terms of the Parent Stock Options into options to receive shares of the Surviving Corporation upon the same terms and conditions as in existence immediately prior to the Effective Time.

         Section 1.8 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of Parent or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of Parent or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

         Section 1.9 Certain Adjustments. If, between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock shall have been changed into a different number of shares or different class of stock by reason of any reclassification, recapitalization, stock split, split-up, combination or exchange of shares, or a stock dividend or dividend payable in any other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Merger Consideration shall be appropriately adjusted to provide the holders of Parent Common Stock the same economic effect, voting rights and other terms and designations as contemplated by this Agreement prior to any such event.

                                   ARTICLE II
                                   CONDITIONS

         Section 2.1 Conditions to the Obligations of Each Party. The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or, if permissible, waiver by the party for whose benefit such conditions exist) of the following conditions:

                  (a) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition preventing or making illegal the consummation of the Merger shall be in effect; provided, however, that the parties hereto shall use all commercially reasonable efforts to have any such injunction, order, restraint or prohibition vacated.

                  (b) Governmental and Regulatory Approvals. All regulatory approvals and other actions or approvals by any Governmental Entity required to permit the consummation of the Merger shall have been obtained and such approvals shall be in full force and effect.

                  (c) Shareholder Approval. The shareholders of Parent shall have approved the Merger in accordance with the CBCA.

                                   ARTICLE III
                                   TERMINATION

         Section 3.1 Termination. This Agreement may be terminated and the Merger contemplated herein may be abandoned at any time prior to the Effective Time, whether before or after Parent Shareholder Approval shall have been received.

                  (a) by the mutual written consent of Parent and Merger Sub; or

                  (b) by either Parent or Merger Sub if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable.

                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 4.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified and supplemented in any and all respects by written agreement of the parties hereto, pursuant to action taken by their respective Boards of Directors, at any time prior to the Effective Time with respect to any of the terms contained herein.

         Section 4.2 Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Confidentiality Agreements (including the exhibits hereto and the documents and the instruments referred to herein and therein): (a)
constitute  the  entire   agreement  and  supersede  all  prior  agreements  and
understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         Section 4.3 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

         Section 4.4 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas.

         Section 4.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         Section 4.6 Headings. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. References to Articles or Sections, unless otherwise specified, are to Articles and Sections of this Agreement.

         IN WITNESS WHEREOF, Parent and Merger Sub caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                       MB SOFTWARE CORPORATION



                                       By:  /S/ Scott A. Haire
                                              Name Scott A. Haire
                                              Title: Chief Executive Officer and
                                                      President


                                       EAPPLIANCE INNOVATIONS, INC..



                                       By:  /S/ Scott A. Haire
                                              Name Scott A. Haire
                                              Title: Chief Executive Officer and
                                                      President

                                    EXHIBIT A

                                   Definitions


         "Business Day" means any day other than a Saturday, a Sunday, or a bank holiday in the State of Delaware.

         "CBCA" shall mean the Colorado Business Corporation Act.

         "Closing" shall mean the closing of the Merger.

         "Closing Date" shall mean the date of Closing.

         "Effective Time" shall have the meaning set forth in Section 1.2.

         "Governmental Entity" shall mean any United States or foreign court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority, body, commission or agency.

         "Parent Common Stock" shall mean the common stock, par value $0.001 per share, of MB Software Corporation.

         "Parent Shareholder Approval" shall mean approval of the Merger by the shareholders of Parent in accordance with the CBCA.

         "Parent Stock Option" shall mean each outstanding option to purchase shares of the Parent Common Stock issued pursuant to any of Parent's stock option plans.

         "Merger  Consideration"  shall  have the  meaning  set forth in Section
1.6(a)

         "Merger Sub Common Stock" shall mean the common stock, par value $.001 per share, of Merger Sub.

         "Surviving  Corporation"  shall have the  meaning  set forth in Section
1.1.

         "Surviving Common Stock" shall mean Merger Sub Common Stock from and after th Effective Date.

         "TBCA" shall mean the Texas Business Corporation Act.




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